UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

CAMPING WORLD HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Camping World Holdings, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders
May 13, 2022
1:30 p.m. (Central Time)

CAMPING WORLD HOLDINGS, INC.
250 PARKWAY DRIVE, SUITE 270, LINCOLNSHIRE, ILLINOIS 60069

March 31, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Camping World Holdings, Inc. (the “Company”) to be held on Friday, May 13, 2022 at 1:30 p.m., Central Time. Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CWH2022. Utilizing the latest technology and a virtual meeting format will allow stockholders to participate from any location and we expect will lead to increased attendance, improved communications and cost savings for our stockholders and the Company.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
Marcus A. Lemonis
Chief Executive Officer and Chairman of the Board of Directors

Notice of Annual Meeting of Stockholders
To be Held on Friday, May 13, 2022

CAMPING WORLD HOLDINGS, INC.
250 PARKWAY DRIVE, SUITE 270, LINCOLNSHIRE, ILLINOIS 60069

The Annual Meeting of Stockholders (the “Annual Meeting”) of Camping World Holdings, Inc., a Delaware corporation (the “Company”), will be held at 1:30 p.m., Central Time, on Friday, May 13, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CWH2022. The Annual Meeting is called for the following purposes:

To elect Brian P. Cassidy, Marcus A. Lemonis and Michael W. Malone as Class III Directors to serve until the 2025 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our outstanding shares of capital stock, composed of Class A common stock, Class B common stock and Class C common stock, at the close of business on March 18, 2022, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be made available for examination by any stockholder during the ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to InvestorRelations@CampingWorld.com, stating the purpose of the request and providing proof of ownership of Company stock. This list of stockholders will also be available on the bottom panel of your screen during the meeting after entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
Lindsey Christen
Secretary
Lincolnshire, Illinois
March 31, 2022

i

ii

PROXY STATEMENT

CAMPING WORLD HOLDINGS, INC.
250 PARKWAY DRIVE, SUITE 270, LINCOLNSHIRE, ILLINOIS 60069

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Camping World Holdings, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, May 13, 2022 (the “Annual Meeting”), at 1:30 p.m., Central Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CWH2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of outstanding shares of capital stock, composed of Class A common stock, Class B common stock and Class C common stock (collectively, “Common Stock”), at the close of business on March 18, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. Each share of our Class A common stock and Class B common stock entitles its holders to one vote per share on all matters presented to our stockholders generally, except that the shares of Class B common stock held by ML Acquisition Company, which is indirectly owned by each of Stephen Adams and the Company’s Chairman and Chief Executive Officer, Marcus A. Lemonis (“ML Acquisition,” and together with its permitted transferees, “ML Related Parties”), are entitled to the number of votes necessary such that the shares, in the aggregate, cast 47% of the total votes eligible to be cast by all holders of our Common Stock voting together as a single class on all matters presented to a vote of our stockholders at the Annual Meeting. Additionally, the one share of outstanding Class C common stock entitles its holder, ML RV Group, LLC, which is wholly-owned by Mr. Lemonis (“ML RV Group”), to the number of votes necessary such that the holder casts 5% of the total votes eligible to be cast by all holders of our Common Stock, voting together as a single class on all matters presented to a vote of our stockholders at the Annual Meeting. At the close of business on the Record Date, there were 42,166,924 shares of Class A common stock, 41,466,964 shares of Class B common stock and one share of Class C common stock issued and outstanding and entitled to vote at the Annual Meeting, representing 41.3%, 53.7%, and 5.0% combined voting power of our Common Stock, respectively.
This proxy statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about March 31, 2022 to our stockholders on the Record Date.
In this proxy statement, “we,” “us,” “our,” the “Company” and “Camping World” refer to Camping World Holdings, Inc., and, unless otherwise stated, all of its subsidiaries, including CWGS Enterprises, LLC, which we refer to as “CWGS, LLC” and, unless otherwise stated, all of its subsidiaries.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, MAY 13, 2022
This Proxy Statement and our 2021 Annual Report to Stockholders are available at http://www.proxyvote.com/

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

To elect Brian P. Cassidy, Marcus A. Lemonis and Michael W. Malone as Class III Directors to serve until the 2025 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
RECOMMENDATIONS OF THE BOARD

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:
FOR the election of Brian P. Cassidy, Marcus A. Lemonis and Michael W. Malone as Class III Directors;
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Camping World’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Camping World is making this proxy statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about March 31, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials for the Annual Meeting or in the future, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is March 18, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our Class A common stock and Class B common stock entitles its holders to one vote per share on all matters presented to our stockholders generally, except that the shares of Class B common stock held by ML Acquisition are entitled to the number of votes necessary such that the shares, in the aggregate, cast 47% of the total votes eligible to be cast by all holders of our Common Stock voting together as a single class on all matters presented to a vote of our stockholders at the Annual Meeting. Additionally, the one share of outstanding Class C common stock entitles its holder, ML RV Group, LLC, to the number of votes necessary such that the holder casts 5% of the total votes eligible to be cast by all holders of our Common Stock, voting together as a single class on all matters presented to a vote of our stockholders at the Annual Meeting. At the close of business on the Record Date, there were 42,166,924 shares of Class A common stock, 41,466,964 shares of Class B common stock and one share of Class C common stock issued and outstanding and entitled to vote at the Annual Meeting, representing 41.3%, 53.7%, and 5.0% combined voting power of our Common Stock, respectively.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If you haven’t received a 16-digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically or by proxy, of the holders of a majority in voting power of Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
WHO CAN ATTEND THE 2022 ANNUAL MEETING OF STOCKHOLDERS?

You may attend the Annual Meeting only if you are a Camping World stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/CWH2022. You will also be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
The meeting webcast will begin promptly at 1:30 p.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:15 p.m., Central Time, and you should allow ample time for check-in procedures.
WHY A VIRTUAL MEETING?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for us and our stockholders. We believe the virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website and information for assistance will be located on the Annual Meeting login page.
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?

We recommend that stockholders vote by proxy even if they plan to participate in the Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, there are three ways to vote by proxy:
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by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

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by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or

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by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 12, 2022. Stockholders may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/CWH2022 and entering the 16-digit control number included on your Internet Notice, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 1:30 p.m., Central Time, on May 13, 2022.
If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
Meeting, you may visit www.virtualshareholdermeeting.com/CWH2022 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
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by submitting a duly executed proxy bearing a later date;

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by granting a subsequent proxy through the Internet or telephone;

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by giving written notice of revocation to the Secretary of Camping World prior to the Annual Meeting; or

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by voting electronically at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote electronically during the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically during the Annual Meeting.
WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company that are present electronically or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. We do not expect any broker non-votes on this proposal.
Proposal 3: Advisory Vote on the Compensation of Camping World’s Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company that are present electronically or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect.
WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the two other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the same effect as a vote against the ratification of the appointment of Deloitte & Touche LLP and the advisory vote on the compensation of our named executive officers.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the advisory vote on the compensation of our named executive officers. Broker non-votes count for purposes of determining whether a quorum is present.
WHERE CAN I FIND THE VOTING RESULTS OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.
WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters, for 15 minutes after the completion of the Annual Meeting. Only stockholders that

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the 2022 Annual Meeting of Stockholders?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
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irrelevant to the business of the Company or to the business of the Annual Meeting;

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related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

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related to any pending, threatened or ongoing litigation;

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related to personal grievances;

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derogatory references to individuals or that are otherwise in bad taste;

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substantially repetitious of questions already made by another stockholder;

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in excess of the two question limit;

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in furtherance of the stockholder’s personal or business interests; or

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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the 2022 Annual Meeting of Stockholders?”.

PROPOSALS TO BE VOTED ON

PROPOSAL 1: Election of Directors

At the Annual Meeting, three (3) Class III Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
We currently have eight (8) directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term will expire at the 2023 Annual Meeting of Stockholders; Class II, whose term will expire at the 2024 Annual Meeting of Stockholders; and Class III, whose term currently expires at the 2022 Annual Meeting of Stockholders and whose subsequent term will expire at the 2025 Annual Meeting of Stockholders. The current Class I Directors are Stephen Adams, Mary J. George and K. Dillon Schickli; the current Class II Directors are Andris A. Baltins and Brent L. Moody; and the current Class III Directors are Brian P. Cassidy, Marcus A. Lemonis and Michael W. Malone. Under the Voting Agreement (as defined under “Corporate Governance—Voting Agreement”), ML Acquisition has been deemed to have designated Messrs. Adams, Baltins and Schickli and ML RV Group has been deemed to have designated Mr. Lemonis, for the applicable elections to our Board. Also under the Voting Agreement, Crestview Advisors L.L.C. (“Crestview”) has been deemed to have designated Mr. Cassidy for election to our Board. As a result of the Voting Agreement and the aggregate voting power of the parties to the agreement, we expect that the parties to the agreement acting in conjunction will control the election of directors at Camping World. For more information, see “Corporate Governance—Voting Agreement”.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class III Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class III Director nominees.

PROPOSAL 1: Election of Directors
NOMINEES FOR CLASS III DIRECTORS (CURRENT TERMS TO EXPIRE AT THE 2022 ANNUAL MEETING)

The nominees for election to the Board as Class III Directors are as follows:
Name	Age	Served as a Director Since	Positions with Camping World
Brian P. Cassidy	48	2016	Director
Marcus A. Lemonis	48	2016	Chief Executive Officer and Chairman of the Board
Michael W. Malone	63	2019	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director nominee are as follows:
BRIAN P. CASSIDY	Age 48
Brian P. Cassidy has served on the board of directors of Camping World Holdings, Inc. since March 2016 and on the board of directors of CWGS, LLC since March 2011. Mr. Cassidy is co-president and a partner at Crestview, which he joined in 2004, and currently serves as head of Crestview’s media and communications strategy. Mr. Cassidy currently serves as a director of public companies WideOpenWest, Inc., since December 2015, and Viad Corp., since August 2020, and has served as a director of various private companies, including Hornblower Holdings since April 2018, Congruex LLC since November 2017, Industrial Media since October 2016, ICM Partners since December 2019, Framestore / Company 3 since November 2020 and as chairman of TenCate Grass since September 2021. Mr. Cassidy previously served as a director of Cumulus Media, Inc., a public company, from May 2014 until March 2017, and served as a director of various private companies, including NEP Group, Inc. from December 2012 to October 2018, Interoute Communications Holdings from April 2015 until May 2018, OneLink Communications from May 2007 until November 2012 and ValueOptions, Inc. from December 2007 until December 2014. He was also involved with Crestview’s investments in Charter Communications, Inc. and Insight Communications, Inc. Prior to joining Crestview, Mr. Cassidy worked in private equity at Boston Ventures, where he invested in companies in the media and communications, entertainment and business services industries. Previously, he worked as the acting chief financial officer of one of Boston Ventures’ portfolio companies. Prior to that time, Mr. Cassidy was an investment banking analyst at Alex. Brown & Sons, where he completed a range of financing and mergers and acquisitions assignments for companies in the consumer and business services sectors. Mr. Cassidy received an M.B.A. from the Stanford Graduate School of Business and an A.B. in Physics from Harvard College. Mr. Cassidy’s private equity investment and company oversight experience and background with respect to acquisitions, debt financings and equity financings make him well qualified to serve on our board of directors.
MARCUS A. LEMONIS	Age 48
Marcus A. Lemonis has served as Camping World Holdings, Inc.’s Chairman and Chief Executive Officer and on the board of directors of Camping World Holdings, Inc. since March, 2016, as the President and Chief Executive Officer and on the board of directors of CWGS, LLC since February 2011, as the Chief Executive Officer and on the board of directors of Good Sam Enterprises, LLC since January 2011, as President and Chief Executive Officer and on the board of directors of Camping World, Inc. since September 2006 and as the President and Chief Executive Officer and on the board of directors of FreedomRoads, LLC since May 1, 2003. Mr. Lemonis received a B.A. from Marquette University. Mr. Lemonis’ extensive experience in retail, RV and automotive, business operations and entrepreneurial ventures makes him well qualified to serve on our board of directors.

PROPOSAL 1: Election of Directors
MICHAEL W. MALONE	Age 63
Michael W. Malone has served on the board of directors of Camping World Holdings, Inc. since May 2019. Mr. Malone was Vice President, Finance and Chief Financial Officer of Polaris Industries Inc. (“Polaris”), a manufacturer of power sports vehicles, from January 1997 to July 2015 and retired from Polaris in March 2016. From January 1997 to January 2010, Mr. Malone also served as Corporate Secretary. Mr. Malone was Vice President and Treasurer of Polaris from December 1994 to January 1997 and was Chief Financial Officer and Treasurer of a predecessor company of Polaris from January 1993 to December 1994. Mr. Malone joined Polaris in 1984 after four years with Arthur Andersen LLP. Mr. Malone has served on the board and on the Audit (chair), Finance and Nominating and Governance Committees of Armstrong Flooring, Inc., a public company, since October 2016 as well as the boards of various nonprofit organizations. Mr. Malone has served on the board of Don Stevens, LLC, a private company, since May 2021. Mr. Malone previously served on the board of Stevens Equipment Supply LLC, a private company, from May 2011 until October 2020. Mr. Malone received a B.A. in accounting and business administration from St. John’s University (Collegeville, Minnesota). Mr. Malone’s experiences as the former Chief Financial Officer of a public company, his public company board experience, and his in-depth knowledge of the outdoor lifestyle industry make him well qualified to serve on our board of directors.
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)

The current members of the Board who are Class II Directors are as follows:
Name	Age	Served as a Director Since	Positions with Camping World
Andris A. Baltins	76	2016	Director
Brent L. Moody	60	2018	President and Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
ANDRIS A. BALTINS	Age 76
Andris A. Baltins has served on the board of directors of Camping World Holdings, Inc. since March, 2016, on the board of directors of CWGS, LLC since February 2011 and on the board of directors of Good Sam Enterprises, LLC since February 2006. He has been a member of the law firm of Kaplan, Strangis and Kaplan, P.A. since 1979. Mr. Baltins serves as a director of various private and nonprofit corporations, including Adams Outdoor Advertising, Inc. Mr. Baltins previously served as a director of Polaris Industries, Inc. from 1995 until 2011. Mr. Baltins received a J.D. from the University of Minnesota Law School and a B.A. from Yale University. Mr. Baltins’ over 40-year legal career as an advisor to numerous public and private companies and his experience in the areas of complex business transactions, mergers and acquisitions and corporate law make him well qualified to serve on our board of directors.
BRENT L. MOODY	Age 60
Brent L. Moody has served as President of Camping World Holdings, Inc. and President of CWGS Enterprises, LLC since September 2018, and on the board of directors of Camping World Holdings, Inc. since May, 2018. Mr. Moody previously served as Camping World Holdings, Inc.’s Chief Operating and Legal Officer from March, 2016 to September, 2018, as the Chief Operating and Legal Officer of CWGS, LLC and its subsidiaries since January, 2016, as the Executive Vice President and Chief Administrative and Legal Officer of CWGS, LLC from February 2011 to December 31, 2015, as the Executive Vice President and Chief Administrative and Legal Officer of Good Sam Enterprises, LLC from January 2011 to December 2015, as the Executive Vice President and Chief Administrative and Legal Officer of FreedomRoads, LLC and Camping World, Inc. from 2010 until December 2015, as Executive Vice President/General Counsel and Business Development of Camping World, Inc. and FreedomRoads, LLC from 2006 to 2010, as Senior Vice President/General Counsel and Business Development of Camping World, Inc. and Good Sam Enterprises, LLC

PROPOSAL 1: Election of Directors
from 2004 to 2006 and as Vice President and General Counsel of Camping World, Inc. from 2002 to 2004. From 1998 to 2002, Mr. Moody was a shareholder of the law firm of Greenberg Traurig, P.A. From 1996 to 1998, Mr. Moody served as vice president and assistant general counsel for Blockbuster, Inc. Mr. Moody received a J.D. from Nova Southeastern University, Shepard Broad Law Center and a B.S. from Western Kentucky University. Mr. Moody’s extensive legal experience, his experience in various areas of complex business transactions and mergers and acquisitions, and his extensive knowledge of the Company’s operations make him well qualified to serve on our board of directors.
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2023 ANNUAL MEETING)

The current members of the Board who are Class I Directors are as follows:
Name	Age	Served as a Director Since	Positions with Camping World
Stephen Adams	84	2016	Director
Mary J. George	71	2017	Director
K. Dillon Schickli	68	2016	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:
STEPHEN ADAMS	Age 84
Stephen Adams has served on the board of directors of Camping World Holdings, Inc. since March, 2016, as the chairman of the board of directors of CWGS, LLC since February 2011, as the chairman of the board of directors of Good Sam Enterprises, LLC since December 1988, as the chairman of the board of directors of Camping World, Inc. since April 1997 and as the chairman of the board of directors of FreedomRoads Holding Company, LLC since February 3, 2005. From November 2011 until April 2012, Mr. Adams inadvertently failed to timely file ownership reports on Forms 4 and 5 and as of the end of calendar year 2011, as of May 15, 2012 and as of the end of calendar year 2012, Mr. Adams mistakenly failed to timely file Schedule 13G amendments with respect to an entity in which he unknowingly accumulated an interest in excess of 5%. As a result, the Securities and Exchange Commission entered an order on September 10, 2014, pursuant to which Mr. Adams agreed to cease and desist from committing or causing any violations of the requirements of Section 13(d) and 16(a) of the Exchange Act and certain of the rules promulgated thereunder and paid a civil money penalty to the SEC without admitting or denying the findings therein. Mr. Adams received an M.B.A. from the Stanford Graduate School of Business and a B.S. from Yale University. Mr. Adams’ long association with the Company as a chairman of the board of directors of several of its subsidiaries since he acquired Good Sam Enterprises, LLC in 1988 and his current or former ownership of a variety of businesses with significant assets and operations during his over 50 year business career, during which time he has had substantial experience in providing management oversight and strategic direction, make him well qualified to serve on our board of directors.
MARY J. GEORGE	Age 71
Mary J. George has served on the board of directors of Camping World Holdings, Inc. since January 2017. Ms. George has also served as executive chairman of Ju-Ju-Be, a retailer of premium diaper bags and other baby products since January 2018. Ms. George has been a founding partner of Morningstar Capital Investments, LLC, an investment firm, since 2001. Ms. George served as chief executive officer and a director at Easton Hockey Holdings Inc., a private manufacturer of ice hockey equipment, from August 2014 to December 2016. From 2002 to 2015, Ms. George held various positions, including co-chairman (2002 to 2009) and vice chairman (2009 to 2015), at Bell Automotive Products, Inc., a private manufacturer of automotive accessories. From 1994 to 2004, Ms. George held various positions, including chief operating officer (1995 to 1998), chief executive officer (1998 to 2000), and chairman (2000 to 2004), at Bell Sports Inc., a formerly public helmet manufacturer. Ms. George also currently serves or previously served as a director of various public and private companies, including Image Entertainment, Inc., a formerly public independent

PROPOSAL 1: Election of Directors
distributor of home entertainment programming, from 2010 to 2012, Oakley, Inc., a public sports equipment and lifestyle accessories manufacturer, from 2004 to 2007, BRG Sports Inc. since 2013, 3 Day Blinds Inc. from 2007 to 2015, and Oreck Corporation from 2008 to 2012. Ms. George’s experience in sales, marketing and general management in the consumer products industry, as well as success in the development of internationally renowned branded products, provides our board of directors with greater insight in the areas of product branding and strategic growth in the consumer products industry, and make her well-qualified to serve on our board of directors.
K. DILLON SCHICKLI	Age 68
K. Dillon Schickli has served on the board of directors of Camping World Holdings, Inc. since March 2016 and on the board of directors of CWGS, LLC since August 2011. Mr. Schickli previously served on the board of directors of CWGS, LLC from 1990 until 1995 and was chief operating officer of Affinity Group, Inc., the predecessor of Good Sam Enterprises, LLC, from 1993 until 1995. Previously, Mr. Schickli was a co-investor with Crestview in DS Waters Group, Inc. (“DS Waters”) and served as vice chairman of its board of directors until it was sold to Cott Corporation in December 2014. Prior to that time, Mr. Schickli was the chief executive officer of DS Waters from June 2010 until February 2013 and subsequently led the buyout of the business by Crestview. Mr. Schickli also previously led the buyout of DS Waters from Danone Group & Suntory Ltd. in November 2005 and was also a co investor in DS Waters with Kelso & Company. Mr. Schickli served as co-chief executive officer and chief financial officer of DS Waters from November 2005 until June 2010, when he became the sole chief executive officer. Mr. Schickli started his business career in the capital planning and acquisitions group of the Pepsi Cola Company after he received his M.B.A. from the University of Chicago. Mr. Schickli received a B.A. from Carleton College in 1975. Mr. Schickli’s long association with, and knowledge of, the Company; extensive experience serving as a director of other businesses; operating experience as a chief executive officer and chief financial officer; and his experience as a private equity investor with respect to acquisitions, debt financings, equity and financings make him well qualified to serve on our board of directors.
We believe that all of our current Board members and nominees for Class III directors possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member and nominee in the individual biographies above.

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Deloitte & Touche LLP has served as our independent registered public accounting firm since 2018. Neither Deloitte & Touche LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services.
A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of Camping World.
VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company that are present electronically or by proxy and entitled to vote thereon. Abstentions will have the same effect as votes against the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed Camping World’s audited financial statements for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and Camping World’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, Camping World’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
Camping World’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the rules of the PCAOB describing all relationships between the independent registered public accounting firm and Camping World, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Camping World.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in Camping World’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
K. Dillon Schickli (Chair)
Mary J. George
Michael W. Malone

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Set forth below are the fees paid to our independent registered public accounting firm, Deloitte & Touche LLP, for the fiscal years ended December 31, 2021 and 2020 (in thousands):
Fee Category	Fiscal 2021	Fiscal 2020
Audit Fees	$4,029	$4,327
Audit-Related Fees	$—	$30
Tax Fees	$243	$206
All Other Fees	$—	$—
Total Fees	$4,272	$4,563
AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.
AUDIT-RELATED FEES

There were no audit-related fees incurred in 2021. In 2020, audit-related fees related to professional services in connection with a potential financing transaction.
TAX FEES

Tax fees consist of fees for a variety of permissible services relating to domestic and partnership tax compliance, tax planning, and tax advice.
ALL OTHER FEES

There were no other fees incurred in 2021 or 2020.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Our Audit Committee’s charter provides that the Audit Committee, or the chair of the Audit Committee, must pre-approve any audit or non-audit service provided to us by our independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. Without limiting the foregoing, the Audit Committee may delegate authority to one or more independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, and any such pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. All services provided by our independent registered public accounting firm in 2020 and 2021 were approved in accordance with such pre-approval policies and consistent with SEC rules.

PROPOSAL 3: Advisory Vote on the Compensation of our Named Executive Officers

This Proposal 3 gives our stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers.
As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Please read “Compensation Discussion and Analysis” beginning on page 27 of this proxy statement for additional details about our executive compensation programs. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices for named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding our executive compensation programs.
FREQUENCY OF SAY-ON-PAY VOTE & 2021 SAY-ON-PAY VOTE

At our 2017 Annual Meeting of Stockholders held on May 16, 2017, the Company’s stockholders recommended, on an advisory basis, that the stockholder vote on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, the Company has determined to hold a “say-on-pay” advisory vote every year. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at our 2023 Annual Meeting of Stockholders. At our 2021 Annual Meeting of Stockholders, approximately 99.0% of the shares present and entitled to vote at the 2021 Annual Meeting were voted “for” the proposal.
VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present electronically or by proxy and entitled to vote thereon. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of our named executive officers.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:
Name	Age	Position
Marcus A. Lemonis(1)	48	Chief Executive Officer and Chairman of the Board
Brent L. Moody(2)	60	President
Karin L. Bell(3)	62	Chief Financial Officer
Tamara R. Ward(4)	54	Chief Operating Officer
Matthew D. Wagner(5)	36	Executive Vice President

(1)
See biography on page 10 of this proxy statement.

(2)
See biography on page 11 of this proxy statement.

(3)
Karin L. Bell has served as the Camping World Holdings, Inc. Chief Financial Officer since July 2020. Ms. Bell’s career with the Company started in May 2003 as the Chief Accounting Officer and Secretary/Treasurer for FreedomRoads, LLC (“FreedomRoads”), an indirect subsidiary of the Company, and Ms. Bell became FreedomRoad’s Chief Financial Officer and Secretary/Treasurer in December 2018. Prior to her current role, Ms. Bell served as the Company’s Chief Accounting Officer from September 2019 to June 2020. Ms. Bell was one of the first employees of FreedomRoads along with the Company’s CEO and Chairman, Marcus Lemonis. Prior to joining FreedomRoads, Ms. Bell was the Senior Vice President and Treasurer of First Security Holding LP, a niche market commercial mortgage conduit lender that also provided investor reporting services for the structured finance industry, from 1992 to 1998. Ms. Bell has also held positions with Laventhol & Horwath and Altschuler, Melvoin & Glasser, both public accounting firms, from 1982 through 1992. Ms. Bell received a B.S. in Accountancy from the University of Illinois in Champaign-Urbana in 1982.

(4)
Tamara R. Ward has served as Camping World Holdings, Inc.’s Chief Operating Officer since December 2019. Ms. Ward previously served as Executive Vice President, Corporate Development from November 2017 to December 2019. Prior to that, Ms. Ward served as the Company’s Chief Marketing Officer from May 2011 to October 2017; Senior Vice President, Sales and Marketing from 2007 to 2010; and Vice President, Marketing from 2003 to 2006. Ms. Ward joined the Company in 1989 as a marketing analyst. Her various leadership positions throughout her tenure encompass multiple aspects of the organization and provide strong knowledge of the business. Ms. Ward received a B.S. degree in Marketing from Western Kentucky University. Ms. Ward is a member of the Board of Directors of Junior Achievement of South Central Kentucky and a member of the Women’s Fund of South Central Kentucky.

(5)
Matthew D. Wagner has served as Camping World Holdings, Inc.’s Executive Vice President since August 2019. Mr. Wagner previously served as Senior Vice President, Sales, Marketing, and Corporate Development, from December 2018 to August 2019 and the Vice President of Inventory Operations for FreedomRoads, LLC from May 2016 to December 2018. Mr. Wagner joined the Company in 2007 as an inventory analyst. Mr. Wagner received a B.S. degree in Finance and Operations and Supply Chain from Marquette University.

CORPORATE GOVERNANCE

GENERAL

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Camping World. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section of the “Investor Relations” page of our website located at www.campingworld.com, or by writing to our Secretary at our offices at 250 Parkway Drive, Suite 270, Lincolnshire, Illinois 60069.
BOARD COMPOSITION

Our Board currently consists of eight (8) members: Stephen Adams, Andris A. Baltins, Brian P. Cassidy, Mary J. George, Marcus A. Lemonis, Michael W. Malone, Brent L. Moody, and K. Dillon Schickli. Our Board is currently divided into three classes with staggered, three-year terms. Daniel G. Kilpatrick, a former Class II Director, resigned from the Board, effective February 23, 2021. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company. Our directors may be removed only for cause, at a meeting called for that purpose.
VOTING AGREEMENT

In connection with the initial public offering of our Class A common stock in October 2016 (our “IPO”), ML Acquisition, ML RV Group, CVRV Acquisition II LLC, CVRV Acquisition LLC and Crestview Advisors L.L.C. entered into a Voting Agreement with us (the “Voting Agreement”).
Pursuant to the Voting Agreement, Crestview Advisors, L.L.C. (“Crestview”), a registered investment adviser to private equity funds, including funds affiliated with Crestview Partners II GP, L.P., has the right to designate certain of our directors (the “Crestview Director”), which provides for two Crestview Directors for as long as Crestview Partners II GP, L.P., directly or indirectly, beneficially owns, in the aggregate, less than 25% but 15% or more of our Class A common stock and one Crestview Director for as long as Crestview Partners II GP, L.P., directly or indirectly, beneficially owns, in the aggregate, less than 15% but 7.5% or more of our Class A common stock (assuming in each such case that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis). During the first quarter of the year ended December 31, 2021, as a result of a decrease in the number of shares of the Company’s Class A common stock (including common membership units of CWGS Enterprises, LLC that are redeemable for Class A common stock) held by entities affiliated with Crestview, Crestview’s Board designation right under the Voting Agreement decreased from two to one designee, resulting in the resignation of Mr. Kilpatrick. As of the Record Date, Crestview Partners II GP, L.P. was entitled to designate one Crestview Director. Each of ML Acquisition and ML RV Group has agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock, Class B common stock and Class C common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the Crestview Director. In addition, the ML Related Parties also have the right to designate certain of our directors (the “ML Acquisition Directors”), which will be four ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own in the aggregate 27.5% or more of our Class A common stock, three ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 27.5% but 25% or more of our Class A common stock, two ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 25% but 15% or more of our Class A common stock and one ML Acquisition Director for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 15% but 7.5% or more of our Class A common stock (assuming in each such case that all

CORPORATE GOVERNANCE
outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis). Moreover, ML RV Group has the right to designate one director for as long as it holds our one share of Class C common stock (the “ML RV Director”). Funds affiliated with Crestview have agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock and Class B common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the ML Acquisition Directors and the ML RV Director.
Additionally, pursuant to the Voting Agreement, we must take commercially reasonable action to cause (i) the Board to be comprised of at least nine (9) Directors, absent an appropriate waiver or approval to increase or decrease the size of the Board (which the Company has obtained to set the Board at eight (8) directors); (ii) the individuals designated in accordance with the terms of the Voting Agreement to be included in the slate of nominees to be elected to the Board at the next annual or special meeting of stockholders of the Company at which directors are to be elected and at each annual meeting of stockholders of the Company thereafter at which a director’s term expires; (iii) the individuals designated in accordance with the terms of the Voting Agreement to fill the applicable vacancies on the Board; and (iv) an ML Acquisition Director or the ML RV Director to be the Chairperson of the Board (as defined in our Amended and Restated Bylaws). The Voting Agreement allows for the Board to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to the Company’s stockholders or does not otherwise comply with any requirements of our Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws or the charter for, or related guidelines of, the Board’s nominating and corporate governance committee.
The Voting Agreement further provides that, for so long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, 22.5% or more of our Class A common stock (assuming that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis), the approval of the ML Related Parties is required for certain corporate actions. These actions include: (1) a change of control; (2) acquisitions or dispositions of assets above $100 million; (3) the issuance of securities of Camping World Holdings, Inc. or any of its subsidiaries (other than under equity incentive plans that have received the prior approval of our Board or in connection with any redemption of common units as set forth in the LLC Agreement); (4) amendments to our or our subsidiaries’ Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws or other applicable formation or governing documents; and (5) any change in the size of the Board. The Voting Agreement also provides that, for so long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, 28% or more of our Class A common stock (assuming that all outstanding common units of CWGS, LLC are redeemed for newly-issued shares of our Class A common stock, on a one-for-one basis), the approval of the ML Related Parties is required for the hiring and termination of our Chief Executive Officer; provided, however, that the approval of the ML Related Parties, as applicable, will only be required at such time as Marcus A. Lemonis no longer serves as our Chief Executive Officer.
As a result of the Voting Agreement, we expect that the parties to the agreement acting in conjunction will control the election of directors at Camping World.
DIRECTOR INDEPENDENCE

Our Board has affirmatively determined that each of Andris A. Baltins, Brian P. Cassidy, Mary J. George, Michael W. Malone and K. Dillon Schickli is independent, as defined under rules of the New York Stock Exchange (the “NYSE”). The Board previously determined that Daniel G. Kilpatrick was independent as defined under the rules of the NYSE while he was serving on the Board. In evaluating and determining the independence of the directors, the Board considered that Camping World may have certain relationships with its directors. Specifically, the Board considered that Brian P. Cassidy and Daniel G. Kilpatrick are affiliated with Crestview Partners II GP, L.P., which is the beneficial owner of outstanding shares of Common Stock representing approximately 8.8% of combined voting power as of March 18, 2022. The Board also considered that Andris A. Baltins is a member of Kaplan, Strangis and Kaplan, P.A., a law firm that provides legal services to the Company from time to time. The Board determined that these relationships do not impair the foregoing directors’ independence from us and our management.

CORPORATE GOVERNANCE
CONTROLLED COMPANY EXEMPTION

Pursuant to the terms of the Voting Agreement, Marcus A. Lemonis, through his beneficial ownership of our shares directly or indirectly held by ML Acquisition and ML RV Group, and certain funds controlled by Crestview Partners II GP, L.P., in the aggregate, have more than 50% of the voting power for the election of directors, and, as a result, we are considered a “controlled company” for the purposes of the NYSE listing requirements. As such, we qualify for, and rely on, exemptions from certain corporate governance requirements. As a result, we are not subject to certain corporate governance requirements, including that a majority of our Board consists of “independent directors,” as defined under the rules of the NYSE. In addition, we are not required to have a nominating and corporate governance committee or compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities or to conduct annual performance evaluations of the nominating and corporate governance and compensation committees. In the future, we may elect to rely on such exemptions. Accordingly, our stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the NYSE.
If at any time we cease to be a “controlled company” under the rules of NYSE, our Board intends to take all action necessary to comply with the NYSE corporate governance rules.
DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in the Voting Agreement and any other stockholders agreement to which we are a party.
To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.
Under the Voting Agreement, ML Acquisition has been deemed to have designated Messrs. Adams, Baltins and Schickli, and ML RV Group has been deemed to have designated Mr. Lemonis, for the applicable elections to our Board. Crestview has been deemed to have designated Mr. Cassidy for the applicable election to our Board.
In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider (i) minimum individual qualifications, including a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments and (ii) all other factors it considers appropriate, which may include experience in corporate management, experience as a board member of other public companies, relevant professional or academic experience, leadership skills, financial and accounting background, executive compensation background and whether the candidate has the time required to fully participate as a director of the Company. In particular, experience, qualifications or skills in the following areas are particularly relevant: retail merchandising; marketing and advertising; consumer goods; sales and distribution; accounting, finance, and capital structure; strategic planning and leadership of complex organizations; legal/regulatory and government affairs; people management; communications and interpersonal skills and board practices of other major corporations. Our Corporate Governance Guidelines provide that the Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the

CORPORATE GOVERNANCE
Company’s business and structure. Our Nominating and Corporate Governance Committee has a policy with respect to diversity and believes that our Board, taken as a whole, should embody diverse skills, experiences, backgrounds, races and genders.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Camping World Holdings, Inc., 250 Parkway Drive, Suite 270, Lincolnshire, Illinois 60069. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS FROM INTERESTED PARTIES

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Board, the chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 250 Parkway Drive, Suite 270, Lincolnshire, Illinois 60069, who will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Such communications may be done confidentially or anonymously.
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board exercises its discretion in combining or separating the roles of Chairman of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. Currently, the roles are combined, with Mr. Lemonis serving as Chairman of the Board and Chief Executive Officer. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our company and its stockholders at this time because it promotes unified leadership by Mr. Lemonis and allows for a single, clear focus for management to execute the Company’s strategy and business plans. Our Board is comprised of individuals with extensive experience in finance, the retail industry and public company management. For these reasons and because of the strong leadership of Mr. Lemonis as Chairman of the Board and Chief Executive Officer, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.
Our Corporate Governance Guidelines provide that, if the Company does not qualify as a “controlled company” under the NYSE rules, whenever our Chairman of the Board is also our Chief Executive Officer or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead director whose responsibilities include presiding over all meetings of the Board at which the Chairman is not present, including any executive sessions of the independent directors; approving meeting schedules and agendas; and acting as the liaison between the independent directors and the Chairman of the Board, as appropriate. The full list of responsibilities of our lead director may be found in our Corporate Governance Guidelines. We currently do not have a lead director as we qualify as a controlled company under the NYSE rules.
Risk assessment and oversight are an integral part of our governance and management processes. Our management is responsible for our day-to-day risk management activities. Our Board oversees the implementation of risk mitigation strategies by management and encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations.

CORPORATE GOVERNANCE
Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks we face, including the Company’s publicly disclosed cybersecurity incident in February 2022 (the “Cybersecurity Incident”) and other cybersecurity risks. Throughout the year, senior management reviews these risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. Our Board administers this oversight function, including the oversight of the Cybersecurity Incident and other cybersecurity risks and risks related to the COVID-19 pandemic, directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
ANTI-HEDGING POLICY

Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from engaging in all hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involving the Company’s equity securities.
CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. A copy of the code is available on our website at www.campingworld.com in the “Governance” section of the “Investor Relations” page. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or NYSE rules will be disclosed on our website.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were five (5) meetings of the Board during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which is available on our website at www.campingworld.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend.
EXECUTIVE SESSIONS

The independent members of the Board meet in regularly scheduled executive sessions. Such meetings are presided over by a director selected on a meeting-by-meeting basis by a majority of the independent directors present.

COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance
Stephen Adams
Andris A. Baltins			Chair
Brian P. Cassidy		X
Mary J. George	X	Chair
Marcus A. Lemonis
Michael W. Malone	X		X
Brent L. Moody
K. Dillon Schickli	Chair	X
AUDIT COMMITTEE

Our Audit Committee’s responsibilities include, but are not limited to:
•
appointing, retaining, overseeing, approving the compensation of, and assessing the independence of our independent registered public accounting firm and any other registered public accounting firm that may be engaged for audit, attestation and related services;

•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
discussing the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•
discussing with the independent registered public accounting firm audit problems or difficulties;

•
discussing our risk assessment and management policies;

•
reviewing and approving related person transactions;

•
reviewing and pre-approving audit and non-audit services proposed to be performed by the independent registered public accounting firm, as further described on page 16 of this proxy statement; and

•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.

The Audit Committee charter is available on our website at www.campingworld.com. The current members of the Audit Committee are K. Dillon Schickli, Mary J. George and Michael W. Malone, with Mr. Schickli serving as Chair. Our Board has affirmatively determined that each of Messrs. Schickli and Malone and Ms. George meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE rules, including those related to Audit Committee membership. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of NYSE. In addition, our Board has determined that each of Mr. Schickli and Mr. Malone qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.
The Audit Committee met four times during the fiscal year ended December 31, 2021.

COMMITTEES OF THE BOARD
COMPENSATION COMMITTEE

The Compensation Committee is responsible for, among other matters:
•
reviewing and setting or making recommendations to the Board regarding the compensation of the CEO and the other executive officers;

•
reviewing and approving or making recommendations to the Board regarding our cash and equity incentive plans and arrangements;

•
reviewing and making recommendations to the Board with respect to director compensation; and

•
reviewing and discussing with management our “Compensation Discussion and Analysis,” if required by SEC rules.

Pursuant to the Compensation Committee’s charter, which is available on our website at www.campingworld.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, the Company’s Amended and Restated Bylaws and applicable rules of NYSE. See “Executive Compensation—Executive Summary” and “Director Compensation—Narrative Disclosure to Director Compensation Table” below for more information on our processes and procedures for determining executive and director compensation.
The current members of our Compensation Committee are Brian P. Cassidy, Mary J. George and K. Dillon Schickli, with Ms. George serving as Chair. Mr. Cassidy, Ms. George and Mr. Schickli each qualifies as an independent director under the NYSE’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Section 16b-3 of the Exchange Act.
The Compensation Committee met five times during the fiscal year ended December 31, 2021.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:
•
identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors, including pursuant to the Voting Agreement (for so long as such agreement is in effect);

•
reviewing, at least annually, the Board committee structure and, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors to serve on committees of the Board, including pursuant to the Voting Agreement (for so long as such agreement is in effect), recommending to the Board for its approval directors to serve as members of each committee;

•
overseeing the annual self-evaluations of management and the Board and its committees; and

•
developing and recommending to our Board a set of corporate governance guidelines and principles.

The Nominating and Corporate Governance Committee charter is available on our website at www.campingworld.com. Our Nominating and Corporate Governance Committee consists of Andris A. Baltins and Michael W. Malone, with Mr. Baltins serving as Chair. Each of Messrs. Baltins and Malone

COMMITTEES OF THE BOARD
qualifies as independent under the rules of NYSE. Daniel G. Kilpatrick previously served on the Nominating and Corporate Governance Committee prior to his resignation, and he qualified as independent under the rules of the NYSE. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. The Nominating and Corporate Governance Committee met six times during the fiscal year ended December 31, 2021.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis section discusses and analyzes the executive compensation program for our named executive officers for fiscal 2021. Our named executive officers for fiscal year 2021, which consist of our principal executive officer, our principal financial officer, and our next three most highly compensated executive officers for fiscal year 2021, were:
•
Marcus A. Lemonis, who serves as Chief Executive Officer and Chairman of the Board and is our principal executive officer;

•
Karin L. Bell, who has served as Chief Financial Officer since July 1, 2020 and is our principal financial officer and principal accounting officer;

•
Brent L. Moody, who has served as President since September 27, 2018 and served as Chief Operating and Legal Officer prior to such date;

•
Tamara Ward, who has served as Chief Operating Officer since December 19, 2019 and served as Executive Vice President, Corporate Development prior to such date; and

•
Matthew Wagner, who served as Executive Vice President since August 1, 2019 and served as Senior Vice President prior to such date.

As noted above, the Compensation Discussion and Analysis section describes our historical executive compensation program for our named executive officers as of the end of fiscal 2021.
EXECUTIVE SUMMARY

Our Business and Strategy
We are America’s largest retailer of RVs and related products and services. Our vision is to build a long-term legacy business that makes RVing fun and easy, and our Camping World and Good Sam brands have been serving RV consumers since 1966. We strive to build long-term value for our customers, employees, and shareholders by combining a unique and comprehensive assortment of RV products and services with a national network of RV dealerships, service centers and customer support centers along with the industry’s most extensive online presence and a highly-trained and knowledgeable team of associates serving our customers, the RV lifestyle, and the communities in which we operate.

EXECUTIVE COMPENSATION
Fiscal Year 2021 Overall Performance
As reflected in the charts below, since 2017 through the year ended December 31, 2021, total revenue has increased from $4.3 billion in 2017 to $6.9 billion in 2021 (increasing 26.9% from 2020 to 2021), net income (loss) has increased from $230.7 million in 2017 to $642.1 million in 2021 (increasing 86.5% from 2020 to 2021), and Adjusted EBITDA has increased from $394.2 million in 2017 to $942.1 million in 2021 (increasing 66.8% from 2020 to 2021).(1)
In 2021, and as described in the following sections, our named executive officers were compensated in a manner consistent with our financial performance.
Compensation Philosophy, Objectives and Rewards
Our executive compensation program has been designed to motivate, reward, attract and retain high caliber management deemed essential to ensure, and capitalize on, our success. The program seeks to closely align executive compensation with our short- and long-term business objectives, business strategy and company-wide financial performance.
We believe our compensation philosophy and program reflects the following general principles and objectives:
•
Attract and retain talent—The total compensation package is designed to attract, retain and motivate highly qualified executives capable of leading us to greater performance. Base salary and annual incentives provide a competitive annual total cash compensation opportunity in the short term and equity incentives provide a competitive opportunity over the long term.

•
Supportive of our mission and values—Compensation supports our mission to integrate and grow the company as a unified single enterprise. We inherently believe that we are most successful when we collaborate for the benefit of the overall business.

•
Aligned with stockholder interests—The interests of executives should align with the interests of our stockholders by tying their incentives to performance measures that correlate well with the creation of stockholder value.

•
Balanced—Compensation plan designs promote a balance between annual and long-term business results in order to drive long-term stockholder value creation.

Process for Setting Executive Compensation
Upon becoming a public company, we adopted a written charter for our Compensation Committee that establishes, among other things, the Compensation Committee’s purpose and its responsibilities with respect to executive compensation. The charter of the Compensation Committee provides that the Compensation Committee has the principal authority for, among other things, determining and approving, or recommending to our Board for approval, the compensation awards available to our named executive officers and is

(1)
Adjusted EBITDA is a non-GAAP measure. For a reconciliation of Adjusted EBITDA to net income, see “Non-GAAP Financial Measures” in Item 7 of Part II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Although certain employment agreements and compensation plans for our named executive officers reference “EBITDA” in relation to certain cash incentive compensation arrangements, the “EBITDA” in these agreements and plans is consistent with Adjusted EBITDA and will be referred to in this proxy statement as Adjusted EBITDA.

EXECUTIVE COMPENSATION
charged with reviewing our executive compensation, management development and succession and director compensation to ensure adherence to our compensation philosophies and objectives.
The Compensation Committee’s annual process considers our financial performance, as well as the relative performance of the executive officers throughout the fiscal year. The timing of these determinations is set in order to enable the Compensation Committee to examine and consider our financial performance and relative performance of the executive officers during the previous fiscal year in establishing the upcoming fiscal year’s compensation and performance goals. Throughout this process, the Compensation Committee receives input from the Chief Executive Officer.
Role of Compensation Consultant
The Compensation Committee is authorized to retain the services of executive compensation advisors, in its discretion, to assist with the establishment and review of our compensation programs and related policies. Beginning in April 2016, in connection with the preparation of our IPO, Meridian Compensation Partners, LLC (“Meridian”) was retained by the Compensation Committee to provide guidance in establishing our executive compensation program as a public company and to develop a peer group of publicly traded companies in order to perform industry comparisons. Since our initial retainment of Meridian in 2016, the Compensation Committee has considered guidance provided by Meridian to assess the overall competitiveness of our existing executive compensation program and to provide recommendations for long-term equity incentive awards to our named executive officers (other than our Chief Executive Officer). Commencing in 2018, we also requested that Meridian review our director compensation program, including our equity incentive award grant practices to our directors. Meridian provided a benchmark study utilizing our established peer group companies and provided an updated study in February 2022 for purposes of reviewing our director compensation program against our current peer group’s practices. Our peer group includes companies we compete with for executive talent due to our industry overlap. The Compensation Committee takes size and revenue distinctions into consideration when reviewing the results of market data analysis. The Compensation Committee uses this information to evaluate how our pay practices compare to market practices. Meridian considered the following characteristics when determining the peer group:
•
Companies with retail sales of vehicles, recreational equipment and related items

•
Companies with 1/3x to 3x CWH’s revenue, with range expanded to address available companies

•
Companies with market capitalizations that are within a reasonable range of CWH’s market capitalization

We believe our peer group provides the Company and the Compensation Committee with a valid comparison and benchmark for our executive compensation program and governance practices, which peer group is comprised of the following publicly traded companies:
• Advance Auto Parts Inc. • Asbury Automotive Group Inc. • Autozone Inc. • Big 5 Sporting Goods Corp. • Brunswick Corp. • Cavco Industries Inc.	• Dicks Sporting Goods Inc. • Dorman Products Inc. • Group 1 Automotive Inc. • Hibbett Sports Inc. • LCI Industries • Lithia Motors Inc. • MarineMax Inc.	• O’Reilly Automotive Inc. • Polaris Industries Inc. • Sonic Automotive Inc. • Thor Industries Inc. • Tractor Supply Co. • Winnebago Industries Inc.
The Compensation Committee has considered the adviser independence factors required under SEC rules in 2021 as they relate to Meridian and has concluded that Meridian’s work has not raised any conflicts of interest.

EXECUTIVE COMPENSATION
Role of Management
The Chief Executive Officer recommends to the Compensation Committee compensation packages for executives who report directly to him, including the named executive officers other than himself. While the Compensation Committee utilized this information and valued management’s observations with regard to compensation, the ultimate decisions regarding executive compensation are made by the Compensation Committee or the Board upon the recommendation of the Compensation Committee.
The current compensation levels of our executive officers, including the named executive officers, primarily reflect the varying roles and responsibilities of each individual, as well as the length of time each executive officer has been employed by the Company. As a result of the Compensation Committee’s assessment of our Chief Executive Officer’s role and responsibilities within the Company and Mr. Lemonis’ election to forego cash compensation upon becoming a public company, there has historically been a significant difference between his compensation level and those of our other executive officers. In recognition of his extraordinary efforts towards driving the Company’s strong performance, however, the Board determined to grant Mr. Lemonis a special one-time equity grant in December 2021 (as described below). Also in December 2021, Mr. Lemonis donated common units which are convertible into Class A shares to several educational institutions and charitable organizations, the value of which exceeded the value of the shares received by Mr. Lemonis pursuant to this one-time equity grant.
Stockholder Say-On-Pay Votes
In connection with our Annual Meeting of Stockholders to be held on May 13, 2022, we will provide our stockholders with the opportunity to cast an advisory vote on executive compensation (“say-on-pay”). We are pleased that our shareholders, at a rate of approximately 99.0% of the votes cast on the say-on-pay vote at the 2021 Annual Meeting of Stockholders, overwhelmingly approved of our executive compensation program at such meeting. We will continue to consider the outcome of such “say-on-pay” vote when making compensation decisions regarding our named executive officers and determining compensation policies.
Elements of Our Executive Compensation Program
Historically, and through fiscal 2021, our executive compensation program generally consisted of the following elements: base salary, cash-based incentive compensation, equity-based compensation, severance pay and other benefits potentially payable upon termination of employment or change in control, health, welfare and retirement benefits and perquisites; each established as part of our program in order to achieve the compensation objective outlined below with respect to each element.
The following describes the primary components of our executive compensation program for each of our named executive officers, the rationale for that component, and how compensation amounts are determined.
Base Salaries
The base salaries of our named executive officers are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities. Base salary is a visible and stable fixed component of our compensation program. Although the Compensation Committee believes that a substantial portion of each executive officer’s total compensation should be performance-based, the Compensation Committee also recognizes the importance of setting base salaries at levels that will attract, retain and motivate top talent.
In setting annual base salary levels, the Compensation Committee takes into account competitive considerations, individual performance, time in position, and internal pay equity. On a prospective basis, we intend to continue to evaluate the mix of base salary, short-term incentive compensation and long-term incentive compensation to appropriately align the interests of our named executive officers with those of our stockholders.
For fiscal year 2021, we placed emphasis on the long-term incentive compensation component and determined there would be no across-the-board increase to base salaries of our named executive officers

EXECUTIVE COMPENSATION
from the base salaries provided in fiscal year 2020. Mr. Lemonis’ base salary remained at $0 to reflect his request to the Compensation Committee that his compensation continue to be aligned with that of our investors and only arise from increases in our stock price.
The actual salaries paid to each named executive officer for 2021 are set forth below in the Summary Compensation Table in the column entitled “Salary.”
With respect to fiscal year 2021, our named executive officers other than Mr. Lemonis were entitled to the base salaries noted below:
Named Executive Officer	2021 Base Salary
Karin L. Bell	$350,000
Brent L. Moody(1)	$184,808
Tamara Ward	$350,000
Matthew Wagner	$300,000

(1)
In connection with the COVID-19 pandemic, effective March 30, 2020 we entered into an amendment with Mr. Moody to his employment agreement providing for a reduction of his base salary from $250,000 to $50,000, which reduction remained in effect until we entered into a new employment agreement with Mr. Moody dated May 3, 2021 providing for an annual base salary of $250,000.

Annual Performance-Based Cash Incentives
We believe that the payment of annual, performance-based cash compensation provides incentives necessary to retain executive officers and reward them for short-term company performance. Pursuant to their respective employment agreements or, in the case of Mr. Wagner, his written compensation plan, each of our named executive officers other than Mr. Lemonis is eligible to receive an annual performance-based cash bonus, with Mr. Moody having an individual target of 0.28% of the full-year Company-wide consolidated target Adjusted EBITDA, Ms. Bell and Ms. Ward having an individual target of 150% of their respective annual base salaries based on achievement of specified performance objectives, and Mr. Wagner having an individual target of .10% of the full-year Company-wide consolidated target Adjusted EBITDA and 30% of his annual base salary based on achievement of specified performance objectives.
Mr. Moody and Mr. Wagner were eligible to receive incentive draw payments from their annual bonus throughout the year based upon our estimated Adjusted EBITDA performance, with each of their final incentive award earned determined based on actual Adjusted EBITDA performance for the year. After the year is completed, the interim amounts paid are reviewed against the actual incentive award earned and Mr. Moody and Mr. Wagner each receive a payout of the difference. If any overpayments to Mr. Moody or Mr. Wagner occurred based on final results, those amounts will be repaid to the Company.
Based on the Company’s audited financial results for 2021, the Company exceeded the budgeted Adjusted EBITDA goal of $556.7 million with final consolidated Adjusted EBITDA performance of $942.1 million. In accordance with the budgeted Adjusted EBITDA performance goal, Mr. Moody and Mr. Wagner received bonus payments based on the formula set forth in Mr. Moody’s employment agreement and Mr. Wagner’s compensation plan, respectively, as adjusted towards year-end as appropriate based on the final Adjusted EBITDA performance results and taking into account any applicable adjustments to our financial statements for prior years. Mr. Moody received incentive draw payments of $2,450,003 during the fiscal year 2021, with the remaining $187,950 of the fiscal 2021 incentive award paid in March 2022, for a total payout of $2,637,953, which is equal to 0.28% of the of the Company-wide consolidated Adjusted EBITDA for fiscal year 2021.
Mr. Wagner received incentive draw payments of $875,003 during fiscal year 2021, with the remaining $67,123 of the fiscal 2021 incentive award paid in March 2022, for a total payout of $942,126, which is equal to 0.10% of the Company-wide consolidated Adjusted EBITDA for fiscal year 2021. Additionally, Mr. Wagner was eligible to receive an annual bonus with a target opportunity equal to 30% of his base salary based on the achievement of certain performance objectives determined by the Company. For fiscal 2021, Mr. Wagner received an annual bonus of $90,000, which is equal to 100% of his target bonus and was paid in March 2022.

EXECUTIVE COMPENSATION
Ms. Bell and Ms. Ward received incentive compensation payments of $525,000 and $525,000, respectively, pursuant to the terms of their employment agreements.
Additionally, Ms. Bell and Ms. Ward each received discretionary bonuses of $250,000 and Mr. Wagner received a discretionary bonus of $500,000. These discretionary bonuses were approved by the Compensation Committee in recognition of their contributions to the Company’s record year in revenue and Adjusted EBITDA in 2021 despite the challenges posed by the COVID-19 pandemic.
Mr. Lemonis, was not eligible to receive, and did not receive, any cash bonus payment for fiscal year 2021.
The amounts equal to the fiscal year 2021 incentive award amounts actually earned by each named executive officer and the discretionary bonuses paid to each named executive officer are set forth, respectively, in the “Non-Equity Incentive Plan Compensation” column and the “Bonus” column of the Summary Compensation Table.
The Senior Executive Incentive Bonus Plan, which governs the annual performance-based cash compensation to named executive officers as discussed above, also applies to certain other key employees and is intended as a retention tool by providing them with an opportunity to earn cash incentives based on our attainment of pre-established performance goals and to motivate covered key executives toward even greater achievement and business results.
Equity-Based Incentives
We view equity-based compensation as an important component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interests of our employees, including our executives, with those of our stockholders.
In connection with our IPO, our Board adopted, and our stockholders approved, the CWGS, Inc. 2016 Incentive Award Plan, or the “2016 Incentive Award Plan,” pursuant to which we can make grants of incentive compensation to our employees, consultants and non-employee directors. Under the 2016 Incentive Award Plan, we can make grants in the form of stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, divided equivalents and other stock or cash-based awards.
Commencing in fiscal 2017, the Compensation Committee has historically granted annual equity awards with respect to our Class A common stock to our executive officers in a manner consistent with our compensation philosophy as stated above.
On December 15, 2021, we awarded Mr. Lemonis 510,986 shares of our Class A common stock pursuant to our 2016 Incentive Award Plan. Additionally in 2021, we granted Mr. Moody, Ms. Bell, Ms. Ward, and Mr. Wagner restricted stock unit awards pursuant to our 2016 Incentive Award Plan as follows: (a) Mr. Moody was granted 50,000 restricted stock units on May 3, 2021; (b) Ms. Bell was granted 25,000 restricted stock units on October 25, 2021; (c) Ms. Ward was granted 25,000 restricted stock units on October 25, 2021; and (d) Mr. Wagner was granted an award of 50,000 restricted stock units on October 25, 2021. Such restricted stock unit awards granted to Mr. Moody are scheduled to vest in four equal installments on each of the first four anniversaries of May 15, 2021. Such restricted stock unit awards granted to Ms. Bell, Ms. Ward, and Mr. Wagner are scheduled to vest in five equal installments on each of the first five anniversaries of November 15, 2021.
CEO Stock Bonus
In recognition of the Company’s extraordinary performance in fiscal 2021, the Board determined to award Mr. Lemonis a stock bonus of 510,986 shares of our Class A common stock on December 15, 2021, which had a grant date fair value of $19,999,992. Upon payment of this stock bonus, 197,416 of the shares were withheld to cover associated taxes. Also in December 2021, Mr. Lemonis donated 540,699 common units

EXECUTIVE COMPENSATION
which are convertible into 540,699 Class A shares to two educational institutions and a charitable organization, the value of which exceeded the value of the shares received by Mr. Lemonis pursuant to his stock bonus.
Perquisites and Other Benefits
Certain of our named executive officers are provided with perquisites to aid in the performance of their respective duties and to provide competitive compensation with executives with similar positions and levels of responsibilities. Ms. Bell, Mr. Moody and Ms. Ward are provided with a Company-owned car and the Company insures the car, pays all registration, license, taxes and other fees on the car, reimburses Ms. Bell, Mr. Moody and Ms. Ward for all maintenance costs on the car and provides them gross up payments to cover the taxes on income imputed for personal use of the company-owned car. For additional information about the perquisites provided to our named executive officers, please see the “All Other Compensation” column of the Summary Compensation Table, and “Narrative to the Summary Compensation Table—Other Compensation Arrangements—Employee Benefits and Perquisites” below.
Health and Welfare Benefits
Our benefit programs are established based upon an assessment of competitive market factors and a determination of what is needed to attract, retain and motivate high caliber executives. Our full-time employees, including our named executive officers, are eligible to participate in our general health and welfare plans, including:
•
medical, dental and vision benefits;

•
medical and dependent care flexible spending accounts;

•
short-term and long-term disability insurance; and

•
life insurance.

We believe the general benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers. We do not provide any additional special benefits arrangements for our executive officers.
Deferred Compensation and Other Retirement Benefits
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we have the ability to make matching and profit-sharing contributions on a discretionary basis to eligible participants, up to a maximum of 6% of the employee’s compensation. Employees and named executive officers are immediately vested in their individual contributions and vest 20% in their company matching and profit-sharing contributions after two years of service and an additional 20% for each year of service thereafter.
We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. We did not make discretionary matching contributions to our named executive officers in fiscal year 2021. We do not currently maintain, and our named executive officers do not currently participate in or have a vested right to, any defined benefit pension plans, supplemental executive retirement plans, or other deferred compensation plans.
Employment Agreements and Severance Arrangements
The Compensation Committee believes it is in the Company’s best interest to enter into employment agreements to attract talented executives to join our management team. The highly competitive market for

EXECUTIVE COMPENSATION
key leadership positions means we otherwise may be at a competitive disadvantage in trying to hire and retain key executives if we are not able to provide them the type of protection included in such agreements.
The specific terms of these agreements are described below under the heading “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Summary of Executive Compensation Arrangements—Employment Agreements.” Each of the employment agreements (other than that for Mr. Lemonis) provide for severance arrangements in connection with a termination of employment of such named executive officer. As noted previously, Mr. Lemonis elected to forego the opportunity to receive severance payments upon a termination of employment to more closely align his compensation with the returns realized by our stockholders. Additionally, Mr. Wagner’s compensation plan also does not provide for severance arrangements in connection with a termination of employment. The details of all named executive officer severance arrangements are described below under the heading “—Potential Payments Upon Termination or Change in Control.” There is no general company severance policy in place for our employees.
Tax Considerations
As a general matter, our board of directors and the Compensation Committee review and consider the various tax and accounting implications of compensation programs we utilize.
Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally disallows public companies a tax deduction for compensation in excess of $1,000,000 paid to “covered individuals” (within the meaning of Section 162(m)), including their chief executive officer or an individual acting in such a capacity and certain other most highly compensated executive officers employed as of the end of the year. Prior to the Tax Cuts and Jobs Act of 2017 (“TCJA”), this limitation did not apply to compensation that was paid only if the executive’s performance met pre-established objective goals based on performance criteria approved by our stockholders.
The TCJA repealed the exemption from Section 162(m)’s deduction limit for performance-based compensation, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for TCJA transition relief applicable to certain arrangements in place as of November 2, 2017. Because of the ambiguities and uncertainties as to the interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the TCJA legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that any compensation intended to satisfy the requirements for exemption from Section 162(m) will, in fact, do so. Accordingly, some portion of the compensation paid to a Company executive may not be tax deductible by us under Section 162(m).
Stock Ownership Guidelines
We adopted an executive stock ownership policy encouraging (a) our named executive officers other than Mr. Lemonis to hold, directly or indirectly, shares of our Class A common stock and/or interests in CWGS, LLC with a value equal to at least three times the value of the executive’s annual base salary and (b) Mr. Lemonis to hold, directly or indirectly, shares of our Class A common stock and/or interests in CWGS, LLC with a value equal to at least $5,000,000. We anticipate that each of our named executive officers who remained employed as of December 31, 2021 will meet their required level of holdings within five years of the date in which they become subject to the policy in accordance with our executive stock ownership policy.
Anti-Hedging Policy
Our insider trading compliance policy prohibits all employees, including our executive officers, and our directors from engaging in speculative transactions in our stock, including hedging transactions, short sales and pledges.

EXECUTIVE COMPENSATION
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Summary Compensation Table
The following table contains information about the compensation earned by each of our named executive officers during our most recently completed fiscal years ended December 31, 2021, 2020 and 2019.
Name and Principal Position	Year	Salary ($)(2)	Bonus ($)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(5)	Total ($)
Marcus A. Lemonis Chief Executive Officer and Chairman of the Board	2021	—	—	19,999,992	—	11,043	20,011,035
	2020	—	—	—	—	10,971	10,971
	2019	—	—	—	—	9,634	9,634
Karin L. Bell Chief Financial Officer	2021	350,000	250,000(4)	791,350	525,000	53,742	1,970,092
	2020	276,154	150,000	2,479,980	520,000(4)(6)	47,963	3,474,097
Brent L. Moody President	2021	184,808	—	2,076,260	2,637,953	56,060	4,955,081
	2020	96,154	150,000	4,959,960	1,581,972	55,539	6,843,625
	2019	250,000	—	834,945	464,842	55,021	1,604,808
Tamara Ward Chief Operating Officer	2021	350,000	250,000(4)	791,350	525,000	49,303	1,965,653
	2020	304,843	100,000	2,479,980	525,000	17,375	3,451,236
	2019	590,437		542,350	—	17,375	1,150,162
Matthew Wagner(1) Executive Vice President	2021	300,000	500,000(4)	1,582,700	1,032,126	4,521	3,419,347

(1)
Mr. Wagner commenced serving as our Executive Vice President on August 1, 2019. Mr. Wagner was deemed to be an executive officer as of December 15, 2021.

(2)
Amounts reflect the actual base salaries paid to each named executive officer after taking into account the applicable COVID-19-related salary reduction relating to Mr. Moody.

(3)
Amounts set forth in this column represent the aggregate grant date fair value of stock awards granted in 2021 to our named executive officers determined in accordance with ASC Topic 718. See Note 20—Equity-based Compensation Plans of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for the assumptions used in valuing such awards.

(4)
Ms. Bell and Ms. Ward each received discretionary bonuses of $250,000 and Mr. Wagner received a discretionary bonus of $500,000 in 2021.

(5)
Amounts in this column include the following for fiscal 2021:

All Other Compensation
Name	Personal Use of Company Car	Tax Gross-Up Payments (Company Car) ($)	Tax Gross-Up Payments (Health Insurance) ($)	Tax Gross-Up Payments (Travel) ($)	Total ($)
Marcus A. Lemonis	—	—	11,043		11,043
Karin L. Bell	29,934	23,808	—		53,742
Brent L. Moody	31,482	24,578	—		56,060
Tamara Ward	29,902	19,401	—		49,303
Matthew Wagner	—	—	—	4,521	4,521

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards in Fiscal 2021
The following table provides supplemental information relating to grants of plan-based awards made during fiscal 2021 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during fiscal 2021.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Stock Awards
Name	Grant Date	Threshold ($)	Target ($)(1)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(2)
Marcus Lemonis	12/15/2021	—	—	—	510,986	19,999,992
Karin L. Bell	N/A	—	525,000	—	—	—
	10/25/2021	—	—	—	25,000	791,350
Brent L. Moody	05/03/2021	—	—	—	50,000	2,076,260
Tamara Ward	N/A	—	525,000	—	—	—
	10/25/2021	—	—	—	25,000	791,350
Matthew Wagner	N/A	—	90,000	—	—	—
	10/25/2021	—	—	—	50,000	1,582,700

(1)
There are no threshold or maximum bonus payout opportunities for Ms. Bell, Mr. Moody, Ms. Ward and Mr. Wagner. Mr. Moody and Mr. Wagner are entitled to incentive compensation payouts during fiscal 2021 based on achievement of consolidated Adjusted EBITDA targets. Pursuant to their employment agreements, Ms. Bell and Ms. Ward are each eligible to receive an annual bonus with a target opportunity equal to 150% of their respective base salary each year and pursuant to his compensation plan Mr. Wagner is eligible to receive an annual bonus with a target opportunity equal to 30% of his base salary each year, in each case based on the achievement of certain performance objectives determined by the Company. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Summary of Executive Compensation Arrangements—Annual Incentive Compensation” for further information regarding the determination of amounts payable to each of Ms. Bell, Mr. Moody, Ms. Ward, and Mr. Wagner for fiscal year 2021.

(2)
Amounts set forth in this column represent the aggregate grant date fair value of stock awards granted in 2021 to our named executive officers determined in accordance with ASC Topic 718. See Note 20—Equity-Based Compensation Plans of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for the assumptions used in valuing such awards.

NARRATIVE TO SUMMARY COMPENSATION TABLE AND
GRANTS OF PLAN-BASED AWARDS TABLE

Summary of Executive Compensation Arrangements

Employment Agreements
We were party to employment agreements with each of our named executive officers in 2021 other than with Mr. Wagner. The specific terms of each agreement relating to term of employment, position, base salary and bonus compensation are set forth herein. Each of the named executive officers’ employment agreements other than that of Mr. Lemonis includes a severance arrangement, the details of which are described below under the heading “Severance Arrangements” following the “—Potential Payments Upon Termination or a Change in Control” table.
Marcus A. Lemonis.
We are party to an employment agreement with the Chairman and Chief Executive Officer of the Company and CWGS, LLC, Mr. Lemonis, with a term of employment effective upon the consummation of our IPO and ending on the third anniversary thereof, subject to automatic one-year extensions provided neither party provides written notice of non-extension within ninety days of the expiration of the then-current term. Mr. Lemonis elected not to renew his prior employment agreement at the conclusion of the initial five year

EXECUTIVE COMPENSATION
term in favor of eliminating all base salary, annual incentive compensation and equity-based compensation awards following our IPO due to his significant ownership interest in the Company. Mr. Lemonis also agreed that he will not be eligible for any cash severance payments under the terms of his current employment agreement; however, he is eligible for COBRA premium payments for 18 months following his termination.
Karin L. Bell.
We are party to an employment agreement with Ms. Bell, with a term of employment effective July 1, 2020 and ending on December 31, 2023. Under the terms of her employment agreement, Ms. Bell serves as Chief Financial Officer of the Company and CWGS, LLC and is eligible to receive an annual base salary of $350,000 and an incentive bonus with a target opportunity of 150% of her base salary. Ms. Bell’s employment agreement provides for severance outlined below under “—Severance Arrangements.”
Brent L. Moody.
We were party to an employment agreement with Mr. Moody, with a term of employment effective June 10, 2016 and ending on December 31, 2020, which employment agreement expired effective January 1, 2021 in accordance with its terms. Mr. Moody continued to remain employed with the Company and on May 3, 2021 we entered into a new employment agreement with Mr. Moody with a term of employment effective May 3, 2021 and ending on December 31, 2024, subject to automatic one-year extensions provided neither party provides written notice of non-extension within ninety days of the expiration of the then-current term.
Under the terms of his employment agreement, Mr. Moody serves as President of the Company and CWGS, LLC and is eligible to receive an annual base salary of $250,000 and an annual incentive bonus equal to 0.28% of consolidated Adjusted EBITDA. Mr. Moody’s employment agreement provides for severance outlined below under “—Severance Arrangements.”
Tamara Ward.
We are party to an employment agreement with Ms. Ward, with a term of employment effective December 19, 2019 and ending on December 31, 2022. Under the terms of her employment agreement, Ms. Ward serves as Chief Operating Officer of the Company and CWGS, LLC and is eligible to receive an annual base salary of $350,000 and an annual incentive bonus with a target opportunity of 150% of her base salary. Ms. Ward’s employment agreement provides for severance outlined below under “—Severance Arrangements.”
Matthew Wagner.
During 2021, Mr. Wagner was subject to a compensation plan for which Mr. Wagner was eligible for an annual base salary of $300,000 and an annual incentive bonus comprised of the sum of (i) 0.10% of consolidated Adjusted EBITDA and (ii) a target opportunity of 30% of his base salary. Mr. Wagner’s compensation plan does not provide for severance benefits; however, upon termination of Mr. Wagner, for any reason, Mr. Wagner (or his heirs or assigns) is entitled to receive any incentive compensation prorated through the date of termination to the extent not yet paid.
Annual Incentive Compensation
Pursuant to the terms of his employment agreement, Mr. Moody received a bonus payable through monthly or bi-monthly draws with respect to fiscal year 2021 based on a target initial budgeted consolidated Adjusted EBITDA performance for 2021 of $556.7 million, subject to adjustment up or down and “true ups” or deductions for any underpayments or overpayments, as applicable.
For fiscal 2021, consolidated Adjusted EBITDA was $942.1 million. As a result, Mr. Moody received a final-adjusted payout based on his bonus percentage of 0.28% equal to $2,637,953.
Pursuant to the terms of her employment agreement, Ms. Bell was eligible to receive an annual bonus with a target opportunity equal to 150% of her base salary based on the achievement of certain performance

EXECUTIVE COMPENSATION
objectives determined by the Company. For fiscal 2021, Ms. Bell received an annual bonus of $525,000, which is equal to 100% of her target bonus. As described above, Ms. Bell also received a discretionary bonus of $250,000 for fiscal year 2021.
Pursuant to the terms of her employment agreement, Ms. Ward was eligible to receive an annual bonus with a target opportunity equal to 150% of her base salary based on the achievement of certain performance objectives determined by the Company. For fiscal 2021, Ms. Ward received an annual bonus of $525,000, which is equal to 100% of her target bonus. As described above, Ms. Ward also received a discretionary bonus of $250,000 for fiscal year 2021.
Pursuant to the terms of his compensation plan, Mr. Wagner received a bonus payable through monthly or bi-monthly draws with respect to fiscal year 2021 based on a target initial budgeted consolidated Adjusted EBITDA performance for 2021 of $556.7 million, subject to adjustment up or down and “true ups” or deductions for any underpayments or overpayments, as applicable. For fiscal 2021, consolidated Adjusted EBITDA was $942.1 million. As a result, Mr. Wagner received a final-adjusted payout based on his bonus percentage of 0.10% equal to $942,126. Additionally, Mr. Wagner was eligible to receive an annual bonus with a target opportunity equal to 30% of his base salary based on the achievement of certain performance objectives determined by the Company. For fiscal 2021, Mr. Wagner received an annual bonus of $90,000, which is equal to 100% of his target bonus. As described above, Mr. Wagner also received a discretionary bonus of $500,000 for fiscal year 2021.
Pursuant to the terms of his employment agreement, Mr. Lemonis is not entitled to receive a bonus.
Perquisites
Pursuant to their respective employment agreements, or, with respect to Mr. Wagner pursuant to Company policy, each of our named executive officers are entitled to reimbursement of all reasonable business expenses incurred, including reimbursement of portable phone expenses.
Ms. Bell, Mr. Moody and Ms. Ward are also provided a Company-owned vehicle suitable for the executive’s respective business and personal use and the Company also directly pays the sales tax, insurance and any license fees or tags for such vehicles on behalf of Ms. Bell, Mr. Moody and Ms. Ward and each received gross-up payments for the income taxes associated with the Company-provided vehicle and associated costs. Mr. Lemonis receives only gross-up payments relating to the Company’s payment of the full premium cost of health coverage on Mr. Lemonis’ behalf. Matthew Wagner received a gross-up payment related to certain travel expenses.
Restrictive Covenants
Pursuant to their respective employment agreements, described above, each of Ms. Bell, Mr. Moody and Ms. Ward is subject to non-competition restrictions after termination of the executive’s respective employment for a period of 18-months, 24-months, and 18-months, respectively. All such restrictions restrict competition by the named executive officers within the continental United States, with the exception that, for any termination by Ms. Bell, Mr. Moody or Ms. Ward due to a material default of his or her respective employment agreement (which for Mr. Moody, such default remains uncured for 10 days), such competition restrictions shall not apply. The competition restrictions extend to any site located within one hundred (100) miles of any location where the Company or its affiliates sells, repairs or services recreational vehicles or parts and accessories during his term of employment, with the exception of Ms. Bell, for whom the restrictions apply to any geographic location in which the Company, its subsidiaries or affiliates engage in business, whether through selling, distributing, manufacturing, marketing, purchasing, or otherwise, and Mr. Moody, for whom the restrictions apply to the continental United States.
Pursuant to his employment agreement, Mr. Lemonis is subject to non-competition restrictions after termination of employment for a period of 12-months, restricting “competitive activities” (as defined in his employment agreement) while permitting his pursuit of certain investments that are not involved in competitive activities, such as reality television shows, speaking engagements and endorsement arrangements.

EXECUTIVE COMPENSATION
Pursuant to their respective employment agreements, Mr. Lemonis is subject to non-solicitation of customers and clients as well as non-solicitation of former employees for a 12-month period after termination of employment and each of Ms. Bell, Mr. Moody and Ms. Ward is subject to non-solicitation of employees or consultants for a 12-month period after termination of employment.
In addition, Mr. Lemonis, Ms. Bell, Mr. Moody and Ms. Ward are subject to confidentiality obligations and Mr. Lemonis is subject to a non-disparagement provision pursuant to his employment agreement.
Equity Compensation
In 2021, we granted each of Ms. Bell, Mr. Moody, Ms. Ward and Mr. Wagner restricted stock unit awards pursuant to our 2016 Incentive Award Plan as described above under “Elements of our Executive Compensation Program—Equity-Based Incentives.”
Other Elements of Compensation
Retirement Plans
We currently maintain a 401(k) tax-qualified retirement plan (the “401(k) Plan”) that provides eligible employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Participants are able to defer up to 75% of their eligible compensation subject to applicable annual Internal Revenue Code limits. All participants’ interests in their deferrals are 100% vested when contributed. The 401(k) Plan permits us to make matching and profit-sharing contributions on a discretionary basis to eligible participants. We did not make any discretionary matching contributions to our named executive officers or any profit sharing contributions in fiscal year 2021.
Tax Gross-Ups
Other than the gross-up payments made to Ms. Bell, Mr. Moody and Ms. Ward to cover the personal income taxes associated with each such executive’s personal use of Company-provided cars, the gross-up payment made to Mr. Wagner to cover the personal income taxes associated with such executive’s travel, and the gross-up payment made to Mr. Lemonis to cover health insurance costs, we generally do not make any other gross-up payments to cover our named executive officers’ personal income taxes that may pertain to the compensation or other perquisites paid or provided by the Company.

EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2021 Fiscal Year End
As of December 31, 2021, each of Ms. Bell, Mr. Moody, Ms. Ward and Mr. Wagner held equity awards with respect to our Class A common stock granted pursuant to our 2016 Incentive Award Plan. The table below provides additional detail regarding all such equity awards outstanding as of fiscal year-end.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of RSUs That Have Not Vested (#)	Market Value of RSUs That Have Not Vested ($)(1)
Karin L. Bell	—	—	—	—	3,750(2)	151,500
	—	—	—	—	25,000(3)	1,010,000
	—	—	—	—	60,000(4)	2,424,000
	—	—	—	—	25,000(5)	1,010,000
Brent L. Moody	—	—	—	—	12,500(2)	505,000
	—	—	—	—	25,000(6)	1,010,000
	—	—	—	—	120,000(4)	4,848,000
	—	—	—	—	50,000(7)	2,020,000
Tamara Ward	—	—	—	—	5,000(8)	202,000
	—	—	—	—	3,750(2)	151,500
	—	—	—	—	25,000(3)	1,010,000
	—	—	—	—	60,000(4)	2,424,000
	—	—	—	—	25,000(5)	1,010,000
Matthew Wagner	—	—	—	—	3,000(8)	121,200
	—	—	—	—	3,750(2)	151,500
	—	—	—	—	37,500(3)	1,515,000
	—	—	—	—	60,000(4)	2,424,000
					50,000(5)	2,020,000
	2,250(9)	—	22.00	10/06/26	—	—

(1)
Amounts represent the market values of the outstanding restricted stock units, calculated using the closing price of our ordinary shares at fiscal year-end, or $40.40, multiplied by the number of units that have not yet vested.

(2)
Amounts represent the number of restricted stock units granted to the executive on July 11, 2018 that have not yet vested. One fourth of the award vests on the first four anniversaries of the grant date.

(3)
Amounts represent the number of restricted stock units granted to the executive on November 19, 2019 that have not yet vested. One fourth of the award vests on the first four anniversaries of November 15, 2019.

(4)
Amounts represent the number of restricted stock units granted to the executive on July 24, 2020 that have not yet vested. One fifth of the award vests on the first five anniversaries of August 15, 2020.

(5)
Amounts represent the number of restricted stock units granted to the executive on October 25, 2021 that have not yet vested. One fifth of the award vests on the first five anniversaries of November 15, 2021.

(6)
Amounts represent the number of restricted stock units granted to the executive on November 19, 2019 that have not yet vested. One third of the award vests on the first three anniversaries of November 15, 2019.

(7)
Amounts represent the number of restricted stock units granted to the executive on May 3, 2021 that have not yet vested. One fourth of the award vests on the first four anniversaries of May 15, 2021.

(8)
Amounts represent the number of restricted stock units granted to the executive on November 15, 2017 that have not yet vested. One fifth of the award vests on the first five anniversaries of the grant date.

(9)
Amount represents the number of stock options granted to the executive on October 6, 2016 that have not yet been exercised. These stock options are fully vested and exercisable.

EXECUTIVE COMPENSATION
Fiscal Year 2021 Option Exercises and Stock Vested
The following table summarizes the vesting of stock applicable to our named executive officers during fiscal year 2021.
	Stock Awards
Name	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)
Karin L. Bell	31,250	$1,258,388
Brent L. Moody	92,500	$3,772,775
Tamara Ward	36,250	$1,470,038
Matthew Wagner	40,500	$1,649,940

(1)
Represents the closing stock price on the NYSE on the vesting date multiplied by the number of shares underlying the executive’s restricted stock unit grant that vested.

Pension Benefits and Non-Qualified Deferred Compensation

We do not sponsor nor maintain, and our named executive officers do not currently participate in, any tax-qualified defined benefit or supplemental executive retirement plans. Our named executive officers participate in our tax-qualified 401(k) retirement savings plan, pursuant to which we have the ability to make matching and profit-sharing contributions on a discretionary basis to eligible participants. Employees and named executive officers are immediately vested in their contributions. We do not provide discretionary matching contributions to any of our named executive officers.

EXECUTIVE COMPENSATION
Potential Payments Upon Termination or Change in Control

Name/Form of Compensation	With Cause ($)	Without Cause ($)	Qualifying Resignation ($)	Death or Disability ($)	Change in Control Qualifying Termination ($)
Marcus A. Lemonis
Severance	—	—	—	—	—
Incentive Compensation	—	—	—	—	—
Continuation of Benefits	—	15,643(1)	—	—	—
Equity Acceleration	—	—	—	—	—
Total	—	15,643	—	—	—
Karin L. Bell
Severance	—	875,000(2)	875,000(2)(3)	—	—
Incentive Compensation	—	275,003(4)	275,003(4)(3)	275,003(4)	—
Continuation of Benefits	—	35,784(1)	35,784(1)(3)	—	—
Equity Acceleration	—	—	—	4,595,500(5)	4,595,500(6)
Total	—	1,185,787	1,185,787	4,870,503	4,595,500
Brent L. Moody		—
Severance	—	5,736,045(7)	5,736,045(7)(3)	—	—
Incentive Compensation	—	168,019(4)	168,019(4)(3)	168,019(4)	—
Continuation of Benefits	—	36,129(1)	36,129(1)(3)	—	—
Equity Acceleration	—	—	—	8,383,000(6)	8,383,000(7)
Total	—	5,940,193	5,940,193	8,551,019	8,383,000
Tamara R. Ward
Severance	—	875,000(2)	875,000(2)(3)	—	—
Incentive Compensation	—	275,003(4)	275,003(4)(3)	275,003(4)	—
Continuation of Benefits	—	1,836(1)	1,836(1)(3)	—	—
Equity Acceleration	—	—	—	4,797,500(5)	4,797,500(6)
Total	—	1,151,839	1,151,839	5,072,503	4,797,500
Matthew Wagner
Severance	—	—	—	—	—
Incentive Compensation	67,123(4)	67,123(4)	67,123(4)	67,123(4)	—
Continuation of Benefits	—	—	—	—	—
Equity Acceleration	—	—	—	6,231,700(5)	6,231,700(6)
Total	67,123	67,123	67,123	6,298,823	6,231,700

(1)
Represents eighteen (18) months of continued payments of health coverage premiums under COBRA at the fiscal 2022 COBRA premium rate, assuming the named executive officer timely elects to receive the benefits.

(2)
Severance payment reflects the sum of (i) one year of base salary ($350,000 for each of Ms. Bell and Ms. Ward) plus (ii) the executive’s target annual bonus amount with respect to 2021 ($525,000 for each of Ms. Bell and Ms. Ward).

(3)
Amounts payable only upon a resignation of employment due to a material default of the applicable employment agreement that remains uncured beyond the 10 day cure period.

(4)
For Ms. Bell and Ms. Ward, the amount represents the annual bonus amount, which shall be equal to the target bonus amount assuming Ms. Bell and Ms. Ward’s employment terminates on December 31, 2021, less incentive draws made during fiscal year 2021 ($249,997 for each Ms. Bell and Ms. Ward). For Mr. Moody, amount is equal to the product of Mr. Moody’s applicable bonus percentage (0.28%) multiplied by the consolidated Adjusted EBITDA of $935,008,000 for the 12-month period ending on November 30, 2021 (the last day of the calendar month immediately preceding the date of termination), less incentive draws made during fiscal year 2021 ($2,450,003). For Mr. Wagner, amount is equal to the product of Mr. Wagner’s applicable bonus percentage (0.10%) multiplied by the consolidated Adjusted EBITDA of $942,126,000 for the 12-month period ending on December 31, 2021 (the assumed date of termination), less incentive draws made during fiscal year 2021 ($875,003).

(5)
Amounts reflect full vesting of all unvested restricted stock units, assuming the named executive officer’s employment terminates on December 31, 2021 due to death or Disability (as such term is defined in the applicable equity award agreement).

(6)
Amounts reflect full vesting of all unvested restricted stock units, assuming the named executive officer’s employment terminates on December 31, 2021, provided such termination is a termination without cause occurring during the twelve (12) month period immediately following a change in control (as defined in the 2016 Incentive Award Plan).

(7)
Severance payment reflects two hundred percent (200%) of the sum of (i) one year of base salary ($250,000) plus (ii) one year of Mr. Moody’s incentive compensation based on the product of Mr. Moody’s applicable bonus percentage (0.28%) multiplied by the consolidated Adjusted EBITDA of $935,008,000 for the 12-month period ending on November 30, 2021 (the last day of the calendar month immediately preceding the date of termination).

EXECUTIVE COMPENSATION
Severance Arrangements
We maintain compensation and benefit plans and arrangements that provide payment of compensation to our named executive officers in the event of certain terminations of employment or a change in control of the Company. The amount of compensation payable to each named executive in these situations is described below.
Pursuant to his or her respective employment agreement, upon a termination of employment for any reason, each of our named executive officers other than Mr. Wagner is entitled to receive such executive’s base salary for the applicable year through the date of termination, any accrued and unused vacation or paid time off through the date of termination and reimbursement of any business expenses incurred in the ordinary course of business through the date of termination.
Pursuant to their respective employment agreements, Ms. Bell, Mr. Moody and Ms. Ward are each also entitled to certain severance payments upon a termination of employment, conditioned upon the execution and nonrevocation of a release of claims in favor of the Company. Mr. Lemonis is not entitled to severance pay and is eligible only to receive payment of COBRA premiums following his termination. Mr. Wagner is not entitled to severance pay and is only eligible to receive that portion of his incentive compensation related to consolidated Adjusted EBITDA prorated through the date of separation.
For purposes of Mr. Lemonis’ employment agreement, “cause” means his (A) gross negligence or willful misconduct, or willful failure to substantially perform his duties under the employment agreement (other than due to physical or mental illness or incapacity); (B) conviction of, or plea of guilty or nolo contendere to, or confession to (1) a misdemeanor involving moral turpitude or (2) a felony (or the equivalent of a misdemeanor or felony in a jurisdiction other than the United States); (C) willful breach of a material provision of Mr. Lemonis’ employment agreement; (D) willful violation of the Company’s written policies that the Board determines is detrimental to the best interests of the Company; (E) fraud or misappropriation, embezzlement or material misuse of funds or property belonging to the Company; or (F) use of alcohol or drugs that interferes with the performance of his duties under his employment agreement; provided that Mr. Lemonis has a 10-day period to cure the events or occurrences under (A), (C), (D) or (F), to the extent such events are curable.
For purposes of each of Ms. Bell, Mr. Moody and Ms. Ward’s employment agreements, “cause” means the occurrence of (A) the named executive officer’s breach of such executive’s employment agreement in any material respect, which breach is not cured by, or is not capable of being cured, within ten (10) days after written notice of such breach has been delivered to the named executive officer; (B) engagement in misconduct (including violation of our Company policies) that is materially injurious to the Company as reasonably determined by the Board; (C) conviction of (i) any felony or (ii) any misdemeanor involving a crime of moral turpitude, theft or fraud; (D) use of illegal substances; or (E) knowing falsification or cause to be falsified, in any material respect, the financial records and financial statements of the Company.
Marcus A. Lemonis.
Upon a termination of employment by the Company without cause (as defined above) other than due to death or disability, Mr. Lemonis is entitled to receive, upon his timely election, payments of COBRA premiums for 18 months following such termination.
Mr. Lemonis is not entitled to receive any severance payments upon a termination of employment due to death or disability.
Karin L. Bell.
Upon termination of Ms. Bell due to death or disability, Ms. Bell (or her heirs and assigns) is entitled to receive (a) her annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if her employment had not terminated and (b) her target annual bonus for the calendar year in which her employment is terminated, prorated based on the number of days Ms. Bell was employed during such year (with payment to be made within 90 days following such termination).

EXECUTIVE COMPENSATION
Upon a termination of employment of Ms. Bell without cause (as defined above) or due to a material default of her employment agreement (that remains uncured beyond the 10 day cure period), Ms. Bell is entitled to receive, subject to execution and delivery of a release, (a) her annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if her employment had not terminated, (b) her target annual bonus for the calendar year in which her employment is terminated, prorated based on the number of days Ms. Bell was employed during such year (with payment to be made within 90 days following such termination), (c) payment for COBRA benefits for a period of eighteen (18) months following termination for Ms. Bell and any dependents covered immediately prior to termination and (d) an amount equal to the sum of (i) one year of the applicable base salary and (ii) her target annual bonus for the year in which termination occurs, payable over a one-year period.
Brent L. Moody.
Upon termination of Mr. Moody due to death or disability, Mr. Moody (or his heirs and assigns) is entitled to receive any incentive compensation for the prior calendar year to the extent not yet paid and the amount that would be payable as if his employment had not terminated and any incentive compensation for the calendar year in which Mr. Moody’s employment is terminated (equal to the product of the consolidated Adjusted EBITDA for the 12 month period ending on the last day of the calendar month immediately preceding the date of termination and Mr. Moody’s bonus percentage), prorated based on the number of days Mr. Moody was employed during such year.
Upon a termination of employment of Mr. Moody without cause (as defined above) or due to a material default of his employment agreement (that remains uncured beyond the 10 day cure period), Mr. Moody is entitled to receive, subject to execution and delivery of a release, (a) any incentive compensation for the prior calendar year to the extent not yet paid if such amount would have been payable if his employment had not terminated, (b) any incentive compensation for the calendar year in which Mr. Moody’s employment is terminated (equal to the product of the consolidated Adjusted EBITDA for the 12 month period ending on the last day of the calendar month immediately preceding the date of termination and Mr. Moody’s bonus percentage), prorated based on the number of days Mr. Moody was employed during such year (with payment to be made within 90 days following such termination), (c) payment for COBRA benefits for a period of eighteen (18) months following termination for Mr. Moody and any dependents covered immediately prior to termination and (d) an amount equal to two hundred percent (200%) of the sum of (i) one year of the applicable base salary and (ii) one year of Mr. Moody’s incentive compensation (equal to the product of the consolidated Adjusted EBITDA for the 12 month period ending on the last day of the calendar month immediately preceding the date of termination and Mr. Moody’s bonus percentage), payable over a two-year period. As described above, Mr. Moody’s employment expired following December 31, 2020, but the Company entered into a new employment agreement with Mr. Moody dated May 3, 2021.
Tamara Ward.
Upon termination of Ms. Ward due to death or disability, Ms. Ward (or her heirs and assigns) is entitled to receive (a) her annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if her employment had not terminated and (b) her target annual bonus for the calendar year in which her employment is terminated, prorated based on the number of days Ms. Ward was employed during such year (with payment to be made within 90 days following such termination).
Upon a termination of employment of Ms. Ward without cause (as defined above) or due to a material default of her employment agreement (that remains uncured beyond the 10 day cure period), Ms. Ward is entitled to receive, subject to execution and delivery of a release, (a) her annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if her employment had not terminated, (b) her target annual bonus for the calendar year in which her employment is terminated, prorated based on the number of days Ms. Ward was employed during such year (with payment to be made within 90 days following such termination), (c) payment for COBRA benefits for a period of eighteen (18) months following termination for Ms. Ward and any dependents covered immediately prior to termination and (d) an amount equal to the sum of (i) one year of the applicable base salary and (ii) her target annual bonus for the year in which termination occurs, payable over a one-year period.

EXECUTIVE COMPENSATION
Matthew Wagner.
Upon termination of Mr. Wagner, for any reason, Mr. Wagner (or his heirs and assigns) is entitled to receive any incentive compensation prorated through the date of termination to the extent not yet paid.
Equity Awards
In the event the service of Ms. Bell, Mr. Moody, Ms. Ward or Mr. Wagner is terminated (a) by reason of the executive’s death or disability or (b) by the Company without cause during the twelve-month period immediately following a change in control (as defined in the 2016 Incentive Award Plan), any outstanding RSUs held by such executive shall immediately accelerate and vest as of such termination.
COMPENSATION RISK ASSESSMENT

With oversight from the Compensation Committee, we review our executive compensation structure to determine whether our compensation policies and practices encourage our executive officers and employees to take unnecessary or excessive risks and whether these policies and practices properly mitigate risk. As described above, our compensation structure is designed to incentivize executives and employees to achieve our financial and strategic goals that promote long-term stockholder returns. The compensation design balances such incentives with multiple elements designed to discourage excessive risk-taking by executives and employees to obtain short-term benefits that may be harmful to us and our stockholders in the long term. We believe that our compensation policies and practices are reasonable and do not create risks that are reasonably likely to have a material adverse effect on the Company.
EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our equity compensation plans under which our Class A common stock is authorized for issuance, as of December 31, 2021:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	4,449,003	$21.93	6,864,396
Equity compensation plans not approved by security holders	—	—	—
Total	4,449,003	$21.93	6,864,396

(1)
Includes awards granted and available to be granted under our 2016 Incentive Award Plan.

(2)
Does not reflect the shares that will be issued upon the vesting of outstanding restricted stock units, which have no exercise price.

DIRECTOR COMPENSATION

2021 DIRECTOR COMPENSATION TABLE

The following table contains information concerning the compensation of our non-employee directors for the year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Stephen Adams	80,000(2)	129,968	209,968
Andris A. Baltins	92,500(3)	129,968	222,468
Brian P. Cassidy	87,008(4)	129,968(9)	216,976
Mary J. George	107,500(5)	129,968	237,468
K. Dillon Schickli	112,500(6)	129,968	242,468
Michael W. Malone	96,629(7)	129,968	226,597
Daniel Kilpatrick(10)	12,654(8)	—	12,654

(1)
Represents the aggregate grant date fair value for restricted stock units granted in fiscal year 2021, determined in accordance with FASB ASC Topic 718. See Note 20—Equity-Based Compensation Plans of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for the assumptions used in valuing such awards.

(2)
Represents annual director fees equal to $80,000.

(3)
Represents annual director fees equal to $80,000 and committee fees equal to $12,500.

(4)
Represents annual director fees equal to $80,000 and committee fees equal to $7,008. All fees received were paid to Crestview.

(5)
Represents annual director fees equal to $80,000 and committee fees equal to $27,500.

(6)
Represents annual director fees equal to $80,000 and committee fees equal to $32,500.

(7)
Represents annual director fees equal to $80,000 and committee fees equal to $16,629.

(8)
Represents director fees from January 1, 2021 through February 23, 2021 equal to $11,910 and committee fees equal to $744. All fees received were paid to Crestview.

(9)
Represents grant to Mr. Cassidy of restricted stock units made during fiscal 2021. All rights, title and interest in the shares of Class A common stock underlying the restricted stock award were assigned to Crestview.

(10)
Mr. Kilpatrick resigned from the board effective February 23, 2021.

The table below shows the grant date fair value for each share underlying the award granted to our non-employee directors during fiscal 2021 and the number of unvested restricted stock units held by each non-employee director serving as of December 31, 2021.
Name	RSUs Granted in 2021 (#)	Grant Date Fair Value per share ($)	Total RSUs Outstanding at December 31, 2021 (#)
Stephen Adams	2,903	44.77	2,903
Andris A. Baltins	2,903	44.77	7,676
Brian P. Cassidy	2,903	44.77	2,903
Mary J. George	2,903	44.77	2,903
Michael W. Malone	2,903	44.77	2,903
K. Dillon Schickli	2,903	44.77	7,676
NARRATIVE DISCLOSURE TO DIRECTOR COMPENSATION TABLE

Pursuant to our Non-Employee Director Compensation Policy, our non-employee directors are entitled to receive a mix of cash and equity compensation. On April 1, 2019, the Board determined to amend and restate the Non-Employee Director Compensation Policy in order to increase the amount of compensation payable to our non-employee directors after considering the recommendations provided by the Compensation Committee’s compensation consultant, Meridian. Our non-employee directors are entitled to receive an annual cash retainer of $80,000 and cash retainer fees for services to certain committees: for services as a member of the Audit, Compensation, or Nominating and Corporate Governance Committee, a non-employee director is entitled to receive a cash retainer of $12,500, $7,500 or $5,000, respectively. For services as a Chairperson on the Audit, Compensation, or Nominating and Corporate Governance Committee, a non-employee director is entitled to receive a cash retainer of $25,000, $15,000, or $12,500, respectively. All

DIRECTOR COMPENSATION
such fees are payable on a quarterly basis and paid on a pro rata basis for any director not serving on the Board for the full quarter. There are no fees paid for board or committee meeting attendance. Directors who are also employees of the Company do not receive compensation for their service on the Board.
Our Non-Employee Director Compensation Policy provides for an annual grant under the 2016 Incentive Award Plan, awarded on the date of each annual stockholders meeting, of restricted stock units with an aggregate fair value on the date of grant of $130,000 to each of our non-employee directors serving on our Board as of the date of such annual stockholders meeting and who will continue to serve as a non-employee director immediately following such annual meeting. In addition, any non-employee director initially elected or appointed to the Board on any date other than the date of the annual meeting would receive a grant of restricted stock units having an aggregate fair value on the date of such non-employee director’s initial election or appointment equal to a pro-rated fraction of $130,000, calculated to reflect the non-employee director’s service on the Board since the prior annual meeting. Commencing April 1, 2019 grants to our non-employee directors will vest fully on the one-year anniversary of the date of grant, subject to continued service through the applicable vesting date and subject to full acceleration upon a change of control (as defined in the 2016 Incentive Award Plan) or if the non-employee director is not re-elected to the Board of Directors. All grants to our non-employee directors made prior to April 1, 2019 vest ratably with respect to one-third of the total grant on each of the first three anniversaries of the date of grant, subject to continued service through the applicable vesting date and subject to full acceleration upon a change in control (as defined in the 2016 Incentive Award Plan) or if the non-employee director is not re-elected to the Board of Directors. We permitted our non-employee directors the option to make voluntary deferral elections at the time of grant.
On March 17, 2022, the Board determined to amend and restate the Non-Employee Director Compensation Policy effective as of January 1, 2022 after considering the recommendations provided by the Compensation Committee’s compensation consultant, Meridian. Pursuant to the Amended and Restated Non-Employee Director Compensation Policy, our non-employee directors are entitled to receive an annual cash retainer of $100,000 and cash retainer fees for services to certain committees: for services as a member of the Audit, Compensation, or Nominating and Corporate Governance Committee, a non-employee director is entitled to receive a cash retainer of $17,500, $12,500 or $7,500, respectively. For services as a Chairperson on the Audit, Compensation, or Nominating and Corporate Governance Committee, a non-employee director is entitled to receive a cash retainer of $30,000, $20,000, or $15,000, respectively. Additionally, commencing as of May 13, 2022, the non-employee directors will be granted annual equity awards of restricted stock units at each annual stockholders meeting with an aggregate fair value on the date of the grant of $150,000 (with prorated awards made to any non-employee director initially elected or appointed to the Board on any date other than the date of the annual meeting).
In connection with our IPO, we adopted a director stock ownership policy encouraging our non-employee directors to hold, directly or indirectly, by the later of the fifth anniversary of the pricing of our IPO or the first date of such director’s service on the Board, shares of our Class A common stock and/or interests in CWGS, LLC with a value equal to or in excess of five times such non-employee director’s annual base retainer fee.
Our non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
Mr. Lemonis and Mr. Moody, who serve as both an executive and a director, do not receive any additional compensation in respect of their service on our board of directors.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Company’s “Compensation Discussion and Analysis.” Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Mary J. George (Chair)
Brian P. Cassidy
K. Dillon Schickli

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the total annual compensation of our principal executive officer to the median of the annual total compensation of all our employees (other than our principal executive officer) (the “CEO Pay Ratio”). For 2021, our principal executive officer was Mr. Lemonis. Our CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(u).
In 2021, our last completed fiscal year, the total annual compensation of our CEO as reported in the Summary Compensation Table, was $20,011,035, which included $19,999,992 from the grant of shares under our 2016 Incentive Award Plan on December 15, 2021. Also in December 2021, Mr. Lemonis donated 540,699 common units which are convertible into 540,699 Class A shares to two educational institutions and a charitable organization, the value of which exceeded the value of the shares received by Mr. Lemonis pursuant to his stock bonus.
The total annual compensation of our median employee, calculated in the same manner as the CEO’s, was $43,746.
As a result, the ratio of our CEO’s total annual compensation to the total annual compensation of our median employee in 2021 was approximately 457:1.
We identified our median employee by examining compensation information derived from payroll records for all employees, excluding our CEO, who were actively employed by us on December 31, 2021. As of such date, we employed approximately 12,873 active employees, all located within the United States. In identifying our median employee, we examined our complete census file (reflecting an aggregate of 21,264 current and former employees), and elected to include only those who were actively employed as full-time or part-time employees as of December 31, 2021. In identifying our median employee, we examined gross pay—actual base salary (for salaried employees) and wages (for hourly employees)—for the twelve-month period ended December 31, 2021 as the most appropriate measure of compensation and consistently applied that measure to all employees included in the calculation.
Our median employee—a lead retail sales associate—is an hourly worker located in the south central region of the United States. We calculated annual total compensation for this employee using the same methodology we use for our named executive officers, as set forth in the Summary Compensation Table in this proxy statement, and this employee’s annual total compensation to compute the ratio of the Chief Executive Officer’s total pay to that of the median employee. The median employee gross pay amounts are inclusive of base pay, overtime and paid time off and the median employee was not entitled to receive any bonus, equity compensation nor perquisite payments during 2021. The median employee earned gross pay of $43,746.
Prior to 2021, Mr. Lemonis’ compensation for purposes of the pay ratio calculation consisted solely of health premium gross-up payments, and he did not receive any base salary, bonus or equity compensation, so our CEO’s total annual compensation was relatively low and our pay ratio itself was also low. For instance, the pay ration for 2020 was 0.29:1. However, in 2021 our CEO’s total annual compensation and our pay ratio was significantly impacted by the share grant to the CEO as discussed above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Class A common stock, Class B common stock and Class C common stock for:
•
each person known by us to beneficially own more than 5% of our Class A common stock, our Class B common stock or our Class C common stock;

•
each of our directors and director nominees;

•
each of our named executive officers; and

•
all of our executive officers and directors as a group.

As described in “Certain Relationships and Related Person Transactions,” each common unit of CWGS, LLC (other than common units held by us) is redeemable from time to time at each holder’s option for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the CWGS, LLC’s amended and restated limited liability company agreement, as amended to date (“CWGS LLC Agreement”); provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), we may effect a direct exchange of such Class A common stock or such cash, as applicable, for such common units.
The Continuing Equity Owners, whom the Company defines as, collectively, ML Acquisition, funds controlled by Crestview Partners II GP, L.P. and, collectively, the Company’s named executive officers (excluding Marcus A. Lemonis and Matthew Wagner), Andris A. Baltins, K. Dillon Schickli, and certain other current and former non-executive employees and former directors, in each case, who held profits units in CWGS, LLC pursuant to CWGS, LLC’s equity incentive plan that was in existence prior to our IPO and who received common units of CWGS, LLC in exchange for their profits units in connection with certain reorganization transactions related to our IPO (collectively, the “Former Profits Unit Holders”), and each of their permitted transferees that own common units in CWGS, LLC and who may redeem at each of their options their common units for, at the Company’s election (determined solely by the Company’s independent directors (within the meaning of NYSE rules) who are disinterested), cash or newly-issued shares of the Company’s Class A common stock, may exercise such redemption right for as long as their common units of CWGS, LLC remain outstanding. In connection with our IPO, we issued to each Continuing Equity Owner (other than the Former Profits Unit Holders) for nominal consideration one share of Class B common stock for each common unit of CWGS, LLC it owned. As a result, the number of shares of Class B common stock listed in the table below correlates to the number of common units of CWGS, LLC each such Continuing Equity Owner (other than the Former Profits Unit Holders) owns. In addition, in connection with our IPO, we issued to ML RV Group for nominal consideration one share of Class C common stock.
The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 42,166,924 shares of Class A common stock, 41,466,964 shares of Class B common stock and one share of Class C common stock outstanding as of March 18, 2022. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, restricted stock units, or other rights, including the redemption right described above with respect to each common unit of CWGS, LLC, held by such person that have already vested (in case of restricted stock units) or are currently exercisable (in case of options and other rights), or will vest (in case of restricted stock units) or become exercisable (in case of options and other rights) within 60 days of March 18, 2022 (unless otherwise noted with regards to certain 5% stockholders), are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is 250 Parkway Drive, Suite 270, Lincolnshire, IL 60069. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
	Shares of Class A Common Stock Beneficially Owned(1)		Shares of Class B Common Stock Beneficially Owned		Shares of Class C Common Stock Beneficially Owned		Combined Voting Power(2)
Name of beneficial owner	Number	Percentage	Number	Percentage	Number	Percentage	Percentage
5% Stockholders
ML Acquisition Company, LLC(3)	34,667,800	45.2%	34,584,700	83.4%	—	—	47.1%
ML RV Group(4)	—	—	—	—	1	100%	5%
Crestview Partners II GP, L.P.(5)	8,784,879	17.9%	6,882,264	16.6%	—	—	8.8%
Abrams Capital Management, L.P.(6)	5,108,808	12.1%	—	—	—	—	5.1%
The Vanguard Group(7)	3,741,104	8.9%	—	—	—	—	3.7%
FMR LLC(8)	3,491,203	8.3%	—	—	—	—	3.5%
BlackRock, Inc.(9)	2,893,669	6.9%	—	—	—	—	2.9%
Named Executive Officers and Directors
Marcus A. Lemonis(3),(4),(10)	35,540,068	46.3%	34,584,700	83.4%	1	100%	53.0%
Karin L. Bell(11)	17,407	*	—	—	—	—	*
Brent L. Moody(12)	316,758	*	—	—	—	—	*
Tamara Ward(13)	22,274	*	—	—	—	—	*
Matthew Wagner(14)	27,643	*	—	—	—	—	*
Stephen Adams(15)	252,857	*	—	—	—	—	*
Andris A. Baltins(16)	286,451	*	—	—	—	—	*
Brian P. Cassidy(5),(17)	2,903	*	—	—	—	—	*
Mary J. George(18)	30,641	*	—	—	—	—	*
Michael W. Malone(19)	24,603	*	—	—	—	—	*
K. Dillon Schickli(20)	140,959	*	—	—	—	—	*
All current executive officers and directors as a group (11 individuals)(21)	36,662,564	47.5%	34,584,700	83.4%	1	100%	53.6%

*
Less than one percent.

(1)
Each common unit of CWGS, LLC (other than common units held by us) is redeemable from time to time at each holder’s option for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the CWGS LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), we may effect a direct exchange of such Class A common stock or such cash, as applicable, for such common units. The Continuing Equity Owners may exercise such redemption right for as long as their common units of CWGS, LLC remain outstanding. See “Certain Relationships and Related Person Transactions—CWGS LLC Agreement.” In this table, beneficial ownership of common units of CWGS, LLC has been reflected as beneficial ownership of shares of our Class A common stock for which such common units may be exchanged. When a common unit is exchanged by a Continuing Equity Owner who holds shares of our Class B common stock, a corresponding share of Class B common stock will be cancelled.

(2)
Represents the percentage of voting power of our Class A common stock, Class B common stock and Class C common stock voting as a single class. Each share of Class A common stock and each share of Class B common stock entitles the registered holder thereof to one vote per share on all matters presented to stockholders for a vote generally, including the election of directors; provided that, for as long as the ML Related Parties, directly or indirectly, beneficially own in the aggregate 27.5% or more of all of the outstanding common units of CWGS, LLC, the shares of our Class B common stock held by the ML Related Parties entitle the ML Related Parties to the number of votes necessary such that the ML Related Parties, in the aggregate, cast 47% of the total votes eligible to be cast by all of our stockholders on all matters presented to a vote of our stockholders generally. In addition, the one share outstanding of our Class C common stock entitles its holder, ML RV Group, to the number of votes necessary such that the holder casts 5% of the total votes eligible to be cast by all of our stockholders on all matters presented to our stockholders generally. The Class A common stock, Class B common stock and Class C common stock will vote as a single class on all matters except as required by law or our Amended and Restated Certificate of Incorporation.

(3)
Based on the Company’s records and information obtained from a Schedule 13G/A filed with the SEC on February 7, 2022 by CWGS Holding, LLC (“CWGS Holding”), ML Acquisition Company, LLC (“ML Acquisition”) and Marcus A. Lemonis. Represents 34,584,700 common units, which may be redeemed for newly-issued shares of Class A Common Stock on a one-for-one basis, and 34,584,700 shares of Class B common stock held by CWGS Holding, a wholly-owned subsidiary of ML Acquisition, as well as 83,100 shares of Class A common stock held by ML Acquisition. Marcus A. Lemonis is the sole director of ML Acquisition. As a result, each of ML Acquisition and Mr. Lemonis may be deemed to share beneficial ownership of the securities held by CWGS Holding. In 2020, in relation to two separate Credit Agreements, CWGS Holding pledged as collateral 1,800,000 common units and an equal number of shares of Class B common stock and 3,700,000 common units and an equal number of shares of Class B common stock, respectively.

(4)
Represents one share of Class C common stock held by ML RV Group. Mr. Lemonis, as sole member, Chairman and Chief Executive Officer of ML RV Group, may be deemed to share the beneficial ownership of this share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(5)
Based on the Company’s records and information obtained from a Schedule 13G/A filed with the SEC on February 11, 2022. Crestview Partners II GP, L.P. may be deemed to be the beneficial owner of (i) 1,873,626 shares of Class A common stock owned directly by CVRV Acquisition II LLC, (ii) 28,989 shares of Class A common stock owned directly by Crestview Advisors, L.L.C., (iii) 2,903 shares of Class A common stock issuable upon the vesting of restricted stock units, which vest within 60 days of the Record Date, held by Brian P. Cassidy, who has assigned all his rights, title and interest in such shares of Class A common stock underlying the restricted stock units to Crestview Advisors, L.L.C., and (iv) 6,882,264 common units of CWGS, LLC and 6,882,264 shares of Class B common stock, in each case as determined under rules issued by the SEC, with such common units and shares of Class B common stock owned directly by CVRV Acquisition LLC. Crestview Partners II GP, L.P. is the general partner of each of (i) Crestview Partners II, L.P. and Crestview Partners II (FF), L.P., each of which are members of CVRV Acquisition LLC and (ii) Crestview Partners II (TE), L.P., Crestview Offshore Holdings II (Cayman), L.P., Crestview Offshore Holdings II (FF Cayman), L.P. and Crestview Offshore Holdings II (892 Cayman), L.P., each of which is a member of CVRV Acquisition II LLC. Crestview Advisors, L.L.C. provides investment advisory and management services to certain of the foregoing entities. Each of Crestview Partners II GP, L.P., Crestview Partners II (TE), L.P., Crestview Offshore Holdings II (Cayman), L.P., Crestview Offshore Holdings II (FF Cayman), L.P. and Crestview Offshore Holdings II (892 Cayman), L.P. may be deemed to have beneficial ownership of the 1,873,626 Class A Shares directly owned by CVRV Acquisition II LLC. Each of Crestview Partners II GP, L.P., Crestview Partners II, L.P. and Crestview Partners II (FF), L.P. may be deemed to have beneficial ownership of the 6,882,264 Class B Shares and the 6,882,264 Common Units directly owned by CVRV Acquisition LLC. Each of the foregoing disclaims beneficial ownership of such units and shares except to the extent of its pecuniary interest. The address of each of the foregoing is c/o Crestview Partners, 590 Madison Avenue, 42nd Floor, New York, NY 10022.

(6)
Based on information obtained from a Schedule 13G/A filed with the SEC on February 12, 2021 by Abrams Capital Partners II, L.P. (“ACP II”), Abrams Capital, LLC (“AC”), Abrams Capital Management, LLC (“ACM LLC”), Abrams Capital Management, L.P. (“ACM LP”), and David Abrams (together, “Abrams”). Abrams reported that, as of December 31, 2020, ACP II had shared voting and dispositive power with regard to 4,240,190 shares of our Class A common stock, AC had shared voting and dispositive power with regard to 4,999,893 shares of our Class A common stock, and ACM LLC, ACM LP and David Abrams had shared voting and dispositive power with regard to 5,108,808 shares of our Class A common stock. Shares reported herein for ACP II represent shares beneficially owned by ACP II. Shares reported herein for AC represent shares beneficially owned by ACP II and other private investment funds for which AC serves as general partner. Shares reported herein for ACM LP and Abrams CM LLC represent the above-referenced shares beneficially owned by ACP II and shares beneficially owned by other private investment funds for which ACM LP serves as investment manager. ACM LLC is the general partner of ACM LP. Shares reported herein for Mr. Abrams represent the above referenced shares reported for AC and ACM LLC. Mr. Abrams is the managing member of AC and ACM LLC. Each of the Reporting Persons disclaims beneficial ownership of the shares reported herein except to the extent of its or his pecuniary interest therein. The address of each of the Abrams entities is 222 Berkeley Street, 21st Floor, Boston, MA 02116.

(7)
Based on information obtained from a Schedule 13G/A filed with the SEC on February 9, 2022 by The Vanguard Group (“Vanguard”) on behalf of itself and its wholly-owned subsidiaries, Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Australia Ltd, Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited and Vanguard Investments UK, Limited. Vanguard reported that, as of December 31, 2021, it had shared voting power with respect to 78,843 shares of our Class A common stock, sole dispositive power with respect to 3,628,830 shares of our Class A common stock and shared dispositive power with respect to 112,274 shares of our Class A common stock and that the shares are beneficially owned by Vanguard and its wholly-owned subsidiaries identified above. The address of each of the foregoing entities is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)
Based solely on a Schedule 13G filed with the SEC on February 8, 2022. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. FMR LLC reported that, as of December 31, 2021, FMR LLC has sole voting power over 29,649 shares and sole dispositive power over 3,491,203 shares. Abigail P. Johnson has sole dispositive power over 3,491,203 shares. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(9)
Based on information obtained from a Schedule 13G/A filed with the SEC on February 3, 2022 by BlackRock, Inc. (“Blackrock”) on behalf of itself and its wholly-owned subsidiaries, BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Fund Advisors, and BlackRock Fund Managers Ltd. BlackRock reported that, as of December 31, 2021, it had sole voting power with respect to 2,819,696 shares of our Class A common stock and sole dispositive power with respect to 2,893,669 shares of our Class A common stock,

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
and that the shares are beneficially owned by BlackRock and its wholly-owned subsidiaries identified above. The address of each of the foregoing entities is 55 East 52nd Street, New York, NY 10055.
(10)
Includes 872,268 shares of Class A common stock, in addition to holdings disclosed in footnotes 3 and 4.

(11)
Consists of 17,407 shares of Class A common stock.

(12)
Consists of 204,258 shares of Class A common stock, 100,000 shares of Class A common stock that may be acquired upon the exchange of common units of CWGS, LLC for newly-issued shares of Class A common stock on a one-for-one basis and 12,500 shares of Class A common stock issuable upon the vesting of the related restricted stock units, which vest within 60 days of the Record Date.

(13)
Consists of 22,274 shares of Class A common stock.

(14)
Consists of 25,393 shares of Class A common stock and 2,250 shares of Class A common stock underlying stock options that are exercisable.

(15)
Consists of 249,954 shares of Class A common stock and 2,903 shares of Class A common stock issuable upon the vesting of the related restricted stock units, which vest within 60 days of the Record Date.

(16)
Consists of 77,956 shares of Class A common stock, 205,592 shares of Class A common stock that may be acquired upon the exchange of common units of CWGS, LLC for newly-issued shares of Class A common stock on a one-for-one basis and 2,903 shares of Class A common stock issuable upon the vesting of the related restricted stock units, which vest within 60 days of the Record Date.

(17)
Consists of 2,903 shares of Class A common stock issuable upon the vesting of the related restricted stock units, which vest within 60 days of the Record Date.

(18)
Consists of 27,738 shares of Class A common stock and 2,903 shares of Class A common stock issuable upon the vesting of the related restricted stock units, which vest within 60 days of the Record Date.

(19)
Consists of 21,700 shares of Class A common stock and 2,903 shares of Class A common stock issuable upon the vesting of the related restricted stock units, which vest within 60 days of the Record Date.

(20)
Consists of 52,831 shares of Class A common stock, 85,225 shares of Class A common stock that may be acquired upon the exchange of common units of CWGS, LLC for newly-issued shares of Class A common stock on a one-for-one basis and 2,903 shares of Class A common stock issuable upon the vesting of the related restricted stock units, which vest within 60 days of the Record Date.

(21)
Class A common stock holdings consist of 1,654,879 shares of Class A common stock, 34,975,517 shares of Class A common stock that may be acquired upon the exchange of common units of CWGS, LLC for newly-issued shares of Class A common stock on a one-for-one basis, 29,918 shares of Class A common stock issuable upon the vesting of the related restricted stock units, which vest within 60 days of the Record Date, and 2,250 shares of Class A common stock underlying stock options that are exercisable.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person has, had or will have a direct or indirect material interest.
Under the policy, our legal staff is responsible for implementing procedures to obtain information with respect to potential related person transactions, and then determining whether such transactions constitute related person transactions subject to the policy. Management then is required to present to the Audit Committee each proposed related person transaction. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. If advance Audit Committee approval of a related person transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chairperson of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting. Management is responsible for updating the Audit Committee as to any material changes to any approved or ratified related person transaction and for providing a status report at least annually of all current related person transactions at a regularly scheduled meeting of the Audit Committee. No director may participate in approval of a related person transaction for which he or she is a related person. Unless noted otherwise, all of the transactions, agreements or relationships described in this section occurred prior to the adoption of this policy.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Class A common stock, our Class B common stock or our Class C common stock. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us.
TRANSACTIONS RELATED TO DIRECTORS, EQUITY HOLDERS AND EXECUTIVE OFFICERS

In January 2012, FreedomRoads LLC (“FreedomRoads”), an indirect subsidiary of the Company, entered into a lease (the “Original Lease”) for the offices in Lincolnshire, Illinois, which was amended as of March 2013 (the “First Amendment”). The Original Lease base rent was $29,000 per month that was amended to $31,500 per month in March 2013 by virture of the First Amendment and is subject to annual increases. Commencing on November 1, 2019, by way of the Second Amendment to the Office Lease (together with the Original Lease and the First Amendment, collectively, the “Office Lease”), the Company began leasing additional space for an additional monthly base rent of $5,200. For the year ended December 31, 2021, rental payments for the Office Lease, including common area maintenance charges were $0.8 million. Marcus A. Lemonis, our Chairman and Chief Executive Officer, has personally guaranteed the Office Lease.
The Company does business with certain companies in which Mr. Lemonis has a direct or indirect material interest. The Company previously purchased fixtures for interior store sets at the Company’s retail locations from Precise Graphix. Mr. Lemonis has had a 67% economic interest in Precise Graphix, which is currently in dispute, and the Company received refunds from Precise Graphix of $0.2 million for the year ended December 31, 2021.
The Company paid Kaplan, Strangis and Kaplan, P.A., of which Andris A. Baltins, a member of our board of directors, is a member, $0.3 million for the year ended December 31, 2021 for legal services.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
TAX RECEIVABLE AGREEMENT

On October 6, 2016, the company entered into a tax receivable agreement (the “Tax Receivable Agreement”) that provides for the payment by the Company to the Continuing Equity Owners and Crestview Partners II GP, L.P. of 85% of the amount of tax benefits, if any, the Company actually realizes, or in some circumstances is deemed to realize, as a result of (i) increases in the tax basis from the purchase of common units from Crestview Partners II GP, L.P. in exchange for Class A common stock in connection with the consummation of our IPO and the related transactions and any subsequent redemptions that are funded by the Company and any subsequent redemptions or exchanges of common units by Continuing Equity Owners as described below and (ii) certain other tax benefits attributable to payments made under the Tax Receivable Agreement. CWGS, LLC intends to make a Section 754 of the Internal Revenue Code effective for each tax year in which a redemption or exchange (including a deemed exchange) of common units for cash or stock occur. These tax benefit payments are not conditioned upon one or more of the Continuing Equity Owners or Crestview Partners II GP, L.P. maintaining a continued ownership interest in CWGS, LLC. In general, the Continuing Equity Owners’ or Crestview Partners II GP, L.P.’s rights under the Tax Receivable Agreement are assignable, including to transferees of its common units in CWGS, LLC (other than the Company as transferee pursuant to a redemption or exchange of common units in CWGS, LLC). The Company expects to benefit from the remaining 15% of the tax benefits, if any, which may be realized. As of December 31, 2021, the amount of tax receivable payments due Crestview Partners II GP, L.P. under the Tax Receivable Agreement was $154.0 million, of which $9.4 million was included in the current portion of the tax receivable agreement liability in our consolidated balance sheets.
CWGS LLC AGREEMENT

On October 6, 2016, CWGS, LLC amended and restated the CWGS LLC Agreement to, among other things, (i) provide for a new single class of common membership interests in CWGS, LLC, the common units, and (ii) exchange all of the then-existing membership interests of ML Acquisition, funds controlled by Crestview Partners II GP, L.P. and the Former Profits Unit Holders (collectively, the “Original Equity Owners”) for common units of CWGS, LLC.
The LLC Agreement also provides that the Continuing Equity Owners may from time to time at each of their options require CWGS, LLC to redeem all or a portion of their common units in exchange for, at the Company’s election (determined solely by the Company’s independent directors (within the meaning of the rules of NYSE who are disinterested), newly-issued shares of the Company’s Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the CWGS LLC Agreement; provided that, at the Company’s election (determined solely by the Company’s independent directors (within the meaning of the rules of the NYSE) who are disinterested), the Company may effect a direct exchange of such Class A common stock or such cash, as applicable, for such common units. The Continuing Equity Owners may exercise such redemption right for as long as their common units remain outstanding. Simultaneously with the payment of cash or shares of Class A common stock, as applicable, in connection with a redemption or exchange of common units pursuant to the terms of the CWGS LLC Agreement, a number of shares of the Company’s Class B common stock registered in the name of the redeeming or exchanging Class B Common Owners will be cancelled for no consideration on a one-for-one basis with the number of common units so redeemed or exchanged.
The LLC Agreement also requires that CWGS, LLC, at all times, maintain (i) a one to one ratio between the number of outstanding shares of Class A common stock and the number of common units of CWGS, LLC owned by CWH and (ii) a one to one ratio between the number of shares of Class B common stock owned by the Class B Common Owners and the number of common units of CWGS, LLC owned by the Class B Common Owners.
VOTING AGREEMENT

Pursuant to the Voting Agreement, Crestview has the right to designate certain Crestview Directors such that, for as long as Crestview Partners II GP, L.P., directly or indirectly, beneficially owns, in the aggregate,

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
less than 25% but 15% or more of our Class A common stock, Crestview has a right to designate two Crestview Directors and for as long as Crestview Partners II GP, L.P., directly or indirectly, beneficially owns, in the aggregate, less than 15% but 7.5% or more of our Class A common stock, Crestview has a right to designate one Crestview Director (assuming in each such case that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock). During the first quarter of the year ended December 31, 2021, as a result of a decrease in the number of shares of the Company’s Class A common stock (including common membership units of CWGS Enterprises, LLC that are redeemable for Class A common stock) held by entities affiliated with Crestview, Crestview’s Board designation right under the Voting Agreement decreased from two to one designee, resulting in the resignation of Mr. Kilpatrick. As of the Record Date, Crestview Partners II GP, L.P. was entitled to designate one Crestview Director. Each of ML Acquisition and ML RV Group agree to vote, or cause to vote, all of their outstanding shares of our Class A common stock, Class B common stock and Class C common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the Crestview Director. In addition, the ML Related Parties also have the right to designate four ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own in the aggregate 27.5% or more of our Class A common stock, three ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 27.5% but 25% or more of our Class A common stock, two ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 25% but 15% or more of our Class A common stock and one ML Acquisition Director for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 15% but 7.5% or more of our Class A common stock (assuming in each such case that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock). Moreover, ML RV Group has the right to designate one director for as long as it holds our one share of Class C common stock. Crestview and its affiliates have agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock and Class B common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the ML Acquisition Directors and the ML RV Director. Additionally, pursuant to the Voting Agreement, we are required to take commercially reasonable action to cause (i) the Board to be comprised of at least nine (9) Directors, absent an appropriate waiver or approval to increase or decrease the size of the Board (which the Company has obtained to set the Board at eight directors); (ii) the individuals designated in accordance with the terms of the Voting Agreement to be included in the slate of nominees to be elected to the Board at the next annual or special meeting of stockholders of the Company at which directors are to be elected and at each annual meeting of stockholders of the Company thereafter at which a director’s term expires; (iii) the individuals designated in accordance with the terms of the Voting Agreement to fill the applicable vacancies on the Board; and (iv) a ML Director or the ML RV Director to be the Chairperson of the Board (as defined in the Amended and Restated Bylaws). The Voting Agreement allows for the Board to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to the Company’s stockholders or does not otherwise comply with any requirements of our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws or the charter for, or related guidelines of, the Board’s nominating and corporate governance committee.
The Voting Agreement further provides that, for so long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, 22.5% or more of our Class A common stock (assuming that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock, on a one-for-one basis), the approval of the ML Related Parties is required for certain corporate actions. These actions include: (1) a change of control; (2) acquisitions or dispositions of assets above $100 million; (3) the issuance of securities of Camping World Holdings, Inc. or any of its subsidiaries (other than under equity incentive plans that have received the prior approval of our Board or in connection with any redemption of common units as set forth in the LLC Agreement); (4) amendments to our or our subsidiaries’ Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws or other applicable formation or governing documents; and (5) any change in the size of the Board. The Voting Agreement also provides that, for so long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, 28% or more of our Class A common stock (assuming that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock, on a one-for-one basis), the approval of

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
the ML Related Parties is required for the hiring and termination of our Chief Executive Officer; provided, however, that the approval of the ML Related Parties will only be required at such time as Marcus A. Lemonis no longer serves as our Chief Executive Officer.
The Voting Agreement will terminate upon the earliest to occur of (a) each of the ML Related Parties, Crestview and the ML RV Group no longer have any right to designate a director as set forth therein, and (b) the unanimous written consent of the parties to the Voting Agreement.
REGISTRATION RIGHTS AGREEMENT

In connection with our IPO, we entered into a Registration Rights Agreement with the Original Equity Owners. The Registration Rights Agreement provides ML Acquisition and Crestview Partners II GP, L.P. certain registration rights whereby, at any time, they can require us to register under the Securities Act of 1933, as amended, shares of Class A common stock issuable to them, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), upon redemption or exchange of their common units in CWGS, LLC. The Registration Rights Agreement also provides for piggyback registration rights for all Original Equity Owners that are parties to the agreement.
PLEDGE OF COMPANY SECURITIES

In connection with a Credit Agreement entered into by and between ML Acquisition, LLC and CIBC Bank USA (“CIBC”) (the “ML Acquisition Credit Agreement”) and a Pledge Agreement entered into by and between CWGS Holding, LLC (“CWGS Holding”), a wholly-owned subsidiary of ML Acquisition, and CIBC, we entered into a letter agreement with CWGS Holding and CIBC whereby we made certain representations to the parties in relation to the pledge of securities of the Company by CWGS Holding. In 2020, CWGS Holding pledged 1,800,000 common units and an equal number of shares of Class B common stock as collateral for entering into the ML Acquisition Credit Agreement.
In connection with a Credit Agreement entered into by and between Stephen Adams Living Trust and Bank of America, N.A. (“Bank of America”) (the “SALT Credit Agreement”) and a Pledge Agreement entered into by and between CWGS Holding, LLC (“CWGS Holding”), a wholly-owned subsidiary of ML Acquisition, and Bank of America, we entered into a letter agreement with CWGS Holding and Bank of America whereby we made certain representations to the parties in relation to the pledge of securities of the Company by CWGS Holding. In 2020, CWGS Holding pledged 3,700,000 common units and an equal number of shares of Class B common stock as collateral for entering into the SALT Credit Agreement. Each of these pledges was approved by the Audit Committee in accordance with our Related Person Transaction Policy and Insider Trading Compliance Policy.
INDEMNIFICATION AGREEMENTS

Our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.
We have entered into indemnification agreements with certain of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements. We also purchased directors’ and officers’ liability insurance.

OTHER MATTERS

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2021.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2021, the members of our Compensation Committee were Brian P. Cassidy, Mary J. George and K. Dillon Schickli. None of the members of our Compensation Committee is our current employee. Mr. Schickli was Chief Operating Officer and a director of our predecessor entity, Affinity Group, Inc., from 1993 to 1995. During the fiscal year ended December 31, 2021, no relationship required to be disclosed by the rules of the SEC existed aside from those identified herein.
STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 250 Parkway Drive, Suite 270, Lincolnshire, Illinois 60069 in writing not later than December 1, 2022.
Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than the close of business on January 13, 2023 and no later than the close of business on February 12, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after May 13, 2023, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules (once they become effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than Tuesday, March 14, 2023.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS
OTHER MATTERS AT THE ANNUAL MEETING

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2023 annual meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this proxy statement that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding future compensation arrangements. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2021 and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this proxy statement. Any such forward-looking statements represent management’s estimates as of the date of this proxy statement. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this proxy statement.

OTHER MATTERS
CAMPING WORLD’S ANNUAL REPORT ON FORM 10-K

A copy of Camping World’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of March 18, 2022 without charge upon written request addressed to:
Camping World Holdings, Inc.
Attention: Secretary
250 Parkway Drive, Suite 270
Lincolnshire, Illinois 60069
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at www.campingworld.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
Lindsey Christen, Secretary
Lincolnshire, Illinois
March 31, 2022

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON
123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE 0000543250_1 R1.0.0.24 CAMPING WORLD HOLDINGS, INC. 250 PARKWAY DRIVE, SUITE 270 LINCOLNSHIRE, IL 60069 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/12/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CWH2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/12/2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 0 0 0 1. Election of Class III Directors To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Nominees 01) Brian A. Cassidy 02) Marcus A. Lemonis 03) Michael W. Malone The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm 0 0 0 for the fiscal year ending December 31, 2022. 3. Approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers. 0 0 0 NOTE: To transact such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 Please sign exactly as your name(s) appear(s) hereon. When signing as John Sample attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must 1234 ANYWHERE STREET sign. If a corporation or partnership, please sign in full corporate or ANY CITY, ON A1A 1A1 partnership name by authorized officer.

0000543250_2 R1.0.0.24 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy
Statement and Annual Report are available at www.proxyvote.com CAMPING WORLD HOLDINGS, INC. Annual Meeting of Stockholders May 13, 2022 1:30 PM (Central Time) This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Camping World Holdings, Inc. (the "Company") hereby appoint(s) Marcus A. Lemonis and Karin L. Bell, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A common stock, Class B common stock, and/or Class C common stock, as applicable, of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:30 PM Central Time on May 13, 2022, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side